UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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Ritchie Bros. Auctioneers Incorporated

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Luxor Capital Group, LP

LCG Holdings, LLC

Lugard Road Capital GP, LLC

Luxor Capital Partners Offshore Master Fund, LP

Luxor Capital Partners Long Offshore Master Fund, LP

Lugard Road Capital Master Fund, LP

Luxor Capital Partners, LP

Luxor Management, LLC

Christian Leone

Jonathan Green

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STRICTLY CONFIDENTIAL. NOT FOR PUBLIC DISTRIBU TION. RBA SHAREHOLDER PRESENTATION FEBRUARY 2023

DISCLAIMER 2 This presentation and any of the information contained herein (this “Presentation”) is for discussion and general informational purposes only, and is not complete. This Presentation does not have regard for the specific investment objective, financial situation or the particular need of any specific person who may receive this Presentation, and should not be taken as advice on the merits of any investment decision. This presentation should not be construed as legal, tax, investment, financial or other advice. This Presentation is not an offer to sell or the solicitation of an offer to buy interests in any fund, account or investment vehicle managed by Luxor Capital Group, LP (together with its affiliates, “Luxor”). The views expressed herein represent the opinions of Luxor, and are based on publicly available information with respect to Ritchie Bros. Auctioneers Incorporated (“RBA”). Certain financial information and data used herein have been derived or obtained from public filings including filings made by RBA with the Securities and Exchange Commission (the “SEC”) and other sources. This Presentation does not recommend the purchase or sale of any security. Luxor currently beneficially owns shares of RBA. Certain statements and information included herein have been sourced from third parties. Luxor does not make any representation regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. No warranty is made that data or information, whether derived or obtained from filings made with the SEC or any third party are accurate. No contract, agreement, arrangement, commitment, relationship or understanding exists or shall be deemed to exist between or among Luxor and any third party or parties by virtue of the furnishing of this Presentation. This Presentation contains forward-looking statements that involve certain risks and uncertainties. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” forecasts,” “seeks,” “could,” “should,” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks, uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if Luxor’s underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation that the future plans, estimates or expectations contemplated will ever be achieved. There is no assurance or guarantee with respect to the prices at which any securities of RBA or any other company will trade, and such securities may not trade at prices that may be implied herein. Past performance is not an indication of future results. Luxor reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. Luxor disclaims any obligation to update the information or expressed opinions contained herein. Under no circumstances is this presentation intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and Luxor’s use herein does not imply an affiliation with, or endorsement by, the owners of such service marks, trademarks or trade names. Luxor has filed a definitive proxy statement and accompanying GREEN proxy card with the SEC, together with the other Participants named in the proxy statement, to be used to solicit proxies in connection with a special meeting of the shareholders of RBA. All shareholders of RBA are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information related to the Participants. The definitive proxy statement and an accompanying GREEN proxy card will be furnished to some or all of RBA’s shareholders and will be, along with other relevant documents, available at no charge from the Participants’ proxy solicitors, Okapi Partners LLC by phone at (877) 629-6356 (Toll Free) or by email to info@okapipartners.com, or to Shorecrest Group by phone at (888) 637-5789 (Toll Free) or by email at contact@shorecrestgroup.com. Information about the Participants and a description of their direct or indirect interests by security holdings is contained in the definitive proxy statement filed by the Participants with the SEC on February 13, 2023. This document is available free of charge on the SEC website.

3 AGENDA • Executive Summary • I: Ritchie Brothers Has Incredible Standalone Prospects • II: IAA Is A Second Tier Business Facing Significant Challenges • III: Combination Will Destroy Billions In RBA Shareholder Value • IV: Board Recommendation Based On Manipulated Forecast • V: RBA Board Responded To Opposition By Punishing Shareholders • Appendix

• Lugard Road has generated strong net returns since inception, underpinned by an intensive research-driven approach • The fund focuses on marketplaces, as well as a handful of other investment subsectors ─ Participated as a director or observer on over a dozen boards of marketplace companies in the past decade • The fund’s target holding period for marketplace businesses is over 3 years • We seek deep collaboration with management teams to underwrite, monitor, and add value to the investments we make LUXOR CAPITAL GROUP WAS FOUNDED IN 2002 AND HAS A LONG TRACK RECORD OF SUCCESSFUL INVESTING ON BEHALF OF SOME OF THE LARGEST INSTITUTIONAL INVESTORS GLOBALLY 4 OVERVIEW LUGARD ROAD CAPITAL WAS FOUNDED IN 2017 AS A STANDALONE FUND TO FOCUS SPECIFICALLY ON HIGH GROWTH OPPORTUNITIES WITH A LONG-TERM INVESTMENT HORIZON

A SELECTION OF MARKETPLACES WE HAVE INVESTED IN 5 We seek to find best in class marketplaces on a global basis and become both long-term investors and good partners to management teams Note: The above graphic displays historical positions for the Fund, not all of which currently remain in the portfolio.

CLOSE RELATIONSHIPS WITH MANAGEMENT WE SEEK LONG-TERM COLLABORATIVE RELATIONSHIPS WITH MANAGEMENT TEAMS, TO SUPPORT THEM IN ANY WAY THAT WE CAN TO BUILD LONG-TERM SHAREHOLDER VALUE, AS INDICATED BY THE BELOW 6 “The Luxor team has been constructive at every turn. They have made introductions that were helpful to our business, but more than that, they have done something very rare in today’s transactional world: they have shared candid feedback about their hopes and concerns for the business and done it from the perspective of how all the stakeholders (management, team members, customers and investors) can win together. We are a better company for all of our stakeholders as a result of their involvement.” Aaron Graft Founder and Chief Executive Officer of Triumph Bancorp “We consider Luxor Capital amongst our most engaged shareholders who throughout our long-standing relationship have demonstrated high integrity and a strong partnership with Altus Group. We appreciate their thoughtful and long-term oriented approach to investing and value their productive engagement with the company.” Jim Hannon Chief Executive Officer of Altus Group “Consider yourself incredibly lucky to have the Luxor team as investors. They are relentlessly helpful, creative and generous with their time. I have found their advice and ideas invaluable on numerous occasions with respect to strategic topics, capital allocation, investor communications and M&A, always with an eye on the long-term dynamics. I cannot recommend another investor more highly as a partner to the team, and reliable supporter of the company.” Niklas Östberg Co-Founder and Chief Executive Officer of Delivery Hero We have always enjoyed a strong relationship with RBA management Shareholder Since 2020 Shareholder since 2019 Shareholder since 2014 “As a shareholder, Luxor is (pro-)actively engaging with IR, top management, sometimes our Board Chair and other key shareholders, sharing their deep industry knowledge and trends with focus on Schibsted’s capital allocation, commercial intensity, shareholder returns and value creation. While being clear on their priorities, the Luxor team has always been respectful and humble in their dialogue with us as a company.” Kristin Skogen Lund Chief Executive Officer of Schibsted Shareholder since 2012

7 RBA IS FANTASTIC ON A STANDALONE BASIS • RBA is an unusually attractive and deeply undervalued business with a dominant market position built over many decades • The power of this market position has allowed RBA to compound in value at 13.9% since listing in March 1998 as compared to the S&P 500 and the NASDAQ compounding at 7.4% and 7.9%, respectively(1) • The Company remains in the early innings of monetizing its market position as it unlocks potential revenue streams, akin to what countless marketplaces have done before it • RBA is just beginning to enjoy macro-driven tailwinds as the global supply chain crisis recedes and harsher economic conditions increase the supply of used equipment • RBA is valued at a >30% trading multiple discount in comparison to its marketplace peers, while compounding EBITDA at a faster rate. The stock will soar with No Deal • This deal is a sale of RBA with the issuance of 72% additional shares, long-term investors have no interest in diluting or ‘trading down’ in business quality or sharing unrealized upside in RBA (1) Performance is from March 10th, 1998 to Feb 13th, 2023 See slides 16-27 for more detail

8 THE RESOUNDING CRITICISM FROM SHAREHOLDERS COULD NOT BE CLEARER – VOTE NO “We have significant misgivings about the strategic and financial rationale for this deal, and think the structure and timing are concerning. Based on our current understanding and the current deal terms, it is our intention to vote against the transaction.” “In our view, the deal adds risk to Ritchie Bros, and added risk beyond just typical integration risk, as IAA has been a weakening asset relative to its largest peer Copart.” “The proposed acquisition of IAA by RBA (the “Transaction”) will destroy significant value for RBA shareholders and is impossible to justify, especially in light of the extremely costly terms of the investment by Starboard Value.” All shareholders that have publicly supported the deal are conflicted either by owning IAA stock or possessing a senior position in the capital structure See slides 92 – 93 for more detail We do not stand alone in our belief that there is no strategic rationale for these companies to be merged “We believe that RBA's proposed acquisition of IAA, at the current deal terms, is a flawed transaction that burdens RBA shareholders with unnecessary risk without providing enough credible upside relative to the standalone RBA opportunity.”

(1) Comparable set from J.P. Morgan in RBA merger proxy filing. No other bank provided RBA comparable companies. “2022 Proxy Statement Peer Group” refers to the peers listed in RBA’s 2022 proxy statement filing All prices as of Feb 14th, 2023 9 THE MARKET HAS MADE ITS DISTASTE FOR THE DEAL KNOWN 80 85 90 95 100 105 110 115 120 125 130 RBA vs. Peer and Indexes Price Performance (Indexed To 100)(1) RBA CPRT KAR NASDAQ S&P 500 2022 Proxy Peers -18% decline on day of announcement Significant underperformance since deal announcement +2.8% +20.7% +11.1% +20.9% +11.0% +15.1% RBA stock plummeted -18% on the day the deal was announced and continues to significantly underperform its peers and broader indexes; if the deal is voted down, RBA stock will soar Continued underperformance vs. peers and market

10 DEAL LACKS STRATEGIC RATIONALE Management’s Rationale The Reality RBA receives scale and diversification • Diversification into unrelated industries destroys value by introducing a HoldCo discount ranging from 10-25% • Scale for the sake of itself is not valuable in marketplace businesses, it is the liquidity of each network that drives value IAA can use RBA yards for CAT events • Luxor’s analysis shows that ~33% of RBA Dallas / Houston auctions in 2021-2022 were accompanied by hailstorms within five days prior to auction • RBA yards are not a reliable source of capacity for demanding insurance carriers when they are often in use when their capacity is most needed • RBA yards are not properly zoned for salvage car operations RBA international footprint can catalyze IAA international growth • In its pursuit of acquiring Euro Auctions in 2021, RBA claimed it needed “a platform to accelerate international growth”; now it claims to be that platform • In 7/9 international countries, RBA only has one location in each (e.g., Spain has 1 location), and they are not properly zoned for IAA salvage car operations • Many countries outside the U.S. receive salvage car supply from consumers, not insurance carriers, and neither RBA nor IAA has a consumer brand abroad RBA can provide buyers to IAA • Analysis of website traffic data shows that RBA and IAA have ~1% unique visitor overlap, implying essentially no customer overlap between the businesses RBA needs IAA yards to execute its Satellite Yard strategy • Prior to the IAA acquisition, RBA mgmt. publicly stated its organic Satellite Yards are possible to open “at a pretty good clip” and are low risk and low cost • RBA is not the business in need of help, nor does it need to be pursuing a >$7B for what could be accomplished with tens of millions of dollars. RBA is the right team to execute this • While Ms. Fandozzi has 2.5yrs of experience in an adjacent sector, she underestimates IAA’s business risk and investment needed to compete effectively • RBA is an A+ business whose TSR has been driven by market dominance and COVID benefits to the cost structure • Neither Ann nor the CFO has experience in large scale, public company M&A See slides 48-70 for more detail

RBA MANAGEMENT'S CHANGING TUNE ON DEAL RATIONALE IN THE FACE OF SHAREHOLDER OPPOSITION



1
(Nov 7th) Deal announced - "scale" (18 mentions) and "diversification" (8 mentions) given as primary deal rationale on Q3 earnings call
1
(Dec 15th) Luxor Capital releases letter to the RBA Board and becomes first publicly opposed investor to the IAA deal
3
(Jan 23rd) Revised deal terms announced and Ms. Fandozzi emphasizes the importance of all seven previously unquantified revenue "synergies"
5
(Feb 13th) Ms. Fandozzi writes letter to RBA shareholders and spends 414 out of 1,890 words discussing the benefits of deal on RBA's Satellite Yard strategy and zero words discussing any other revenue opportunity
5
(Feb 15th) Eminence Capital opposes deal
2
(Dec 5th) On BofA investor call, Ms. Fandozzi emphasizes ability of IAA to use RBA yards for CAT events and ability for RBA to sell its services to IAA buyers
4
(Feb 6th) Vontobel opposes deal
Public opposition building
3
(Feb 3rd) Deep Field opposes deal
2
(Jan 30th) Janus Henderson opposes deal
(Feb 9th) RBA renames revenue "synergies" to "opportunities" in its proxy statement
4
Receives negative feedback from shareholders based on proxy statement disclosures
Nov 7th
Nov 21th
Dec 5th
Dec 19th
Jan 2nd
Jan 16th
Jan 30th
Feb 14th
Shareholder Opposition
RBA management's deal rationale changes

Source: SEC Filings. Company Press Releases. Company Shareholder Letters. Public Investor Calls.

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LUXOR

12 FABRICATED FORECAST USED BY RBA MANAGEMENT TO MANIPULATE AND SHORTCHANGE RBA INVESTORS • RBA’s original financial projections for the IAA Merger were created in August 2022, and lined up with the low end of the Company’s publicly stated financial forecast • At the ‘eleventh hour’, after the deal terms were agreed, two weeks before announcing the transaction and following Q3 results which were materially ahead of expectations, RBA’s management created sharply lower projections over the next four years, lowering terminal EBITDA by >$100M • RBA management created and employed a new, more onerous definition of capital expenditures and materially inflated this number (2x on average per year compared to historical actuals) • These unjustified changes in the projections were done to obtain the fairness opinions as support for RBA to issue equity; if RBA had used its original forecast, based on their advisors’ methodology, its Board would not have been able to obtain the fairness opinions • Subsequently, Q4 EBITDA grew 21% Y/Y vs. the Company’s ‘new’ forecast of 8% Y/Y growth • Incredibly, when new fairness opinions had to be obtained in late January 2023, RBA management “determined that there were no material developments that, in their judgment, would require changes to the standalone forecasts for RBA”(1) despite knowing its Q4 2022 actual results materially exceeded the absurdly lowballed Q4 2022 projections used to deliver the fairness opinions • This is a catastrophic failure in corporate governance and ethics; RBA shareholders trust their board and management to represent their interests, not cheat them by covertly lowballing and under-representing the Company’s prospects in order to issue equity when it is deeply undervalued (1) Form S-4/A Proxy Statement Filed Feb 9th, 2023. See slides 71-89 for more detail

13 MANAGEMENT’S ATTEMPT TO FORCE THE DEAL THROUGH IN THE FACE OF SHAREHOLDER REJECTION • Instead of listening to shareholder’s concerns, RBA management and Board attempted to force the deal through by purchasing the hollow endorsement of Starboard Value LP • Starboard was issued a grossly above-market security with practically no downside and nearly all the upside of common shares, worth $99-154M more than they paid for it, while also taking a Board seat that comes with an agreement to support the existing Board nominees • Management disingenuously touts this as less dilution for RBA shareholders. Existing RBA investors’ ownership increases from 59.0% to 59.1% • This is a ‘lose-lose-lose’ security for RBA shareholders: • There will be $485M of capital on top of common in the capital structure • Annual interest expense increases by $34M annually and growing • This puts a misaligned Board Member in place incentivized to take more risk with the Company, while being legally obligated to support the existing Board’s nominees • Further, the Company is now attempting to induce shareholders with a tax-inefficient special dividend if they vote yes, while the Company has capacity to pay out a special dividend multiple times that size if shareholders vote No. See slides 90-105 for more detail

NO ONE WANTED TO BUY IAA

IAA HAD A 'FOR SALE SIGN' OUTSIDE ITS DOOR FOR THE PAST YEAR AND RBA WAS THE ONLY PARTY THAT SHOWED UP

Party	Evidence	Reality
IAA Board	"IAA stated **that IAA's 2023 outlook remained achievable but was subject to increased risk given recent developments.** The directors considered IAA's likely standalone prospects should it choose not to transact with RBA, including the likely adverse market reaction to IAA's third quarter results and revised 2022 outlook. The **directors further considered the potential of operating in a depressed share price environment for an extended period of time given both the expected near-term catalysts for the business** and general market volatility." — Form S-4/A Proxy Statement filed Feb 9th, 2023	• Once understanding the standalone operating prospects for the business, the **IAA Board rushed to sell the business** • They prioritized taking more cash to **minimize their exposure to the combined asset** on a go-forward basis • **IAA's board saw the writing on the wall and chose to hit eject**
Private Equity	"Absent meaningful improvements, IAA's financial profile and growth prospects **would not support the level of returns sponsors typically require to transact**." — Form S-4/A Proxy Statement filed Feb 9th, 2023	• The disadvantaged competitive positioning, capital requirements, and **ultimate returns on those investments were not attractive for financial buyers** • **RBA shareholders should not accept lower returns than other investors**
Strategic Acquirers	"Any potential buyer would have made its interest known in connection with Ancora's public call in March 2022 for IAA to consider a sale process." — Form S-4/A Proxy Statement filed Feb 9th, 2023	• **Despite public calls for the sale of the business, no interested parties were remotely interested** in acquiring IAA
Ancora	"On December 21, 2022, Ancora sent a letter to the IAA Board and RBA Board (the "December 21 Ancora letter") expressing its view that the transaction was unlikely to be consummated in its current form and stating its willingness to publicly support the transaction and rebut other public criticisms of the deal." — Form S-4/A Proxy Statement filed Feb 9th, 2023	• **Once faced with the reality of being stuck with IAA, Ancora reversed course**, and clamored to help RBA management convince RBA shareholders to take the deal • At the same time, Ancora wanted more cash for themselves to reduce their ownership in the pro forma company that they are touting fanciful revenue "synergies" in

The proxy filing shows that the first time RBA considered an acquisition of IAA was when IAA's CEO contacted Ms. Fandozzi; if IAA is such an obvious and excellent acquisition target for RBA then why did RBA's long-time financial advisor (Goldman Sachs) never mention the idea previously?

14

LUXOR

15 VOTE NO • RBA is a dominant and materially undervalued business and is better off alone • RBA plummeted -18% on the day of the deal announcement and its share price has materially underperformed both its peers and the broader indexes since then • Numerous, typically non-vocal, long-term shareholders have come out against the deal expressing their deep concerns and preference for continuing as a standalone business • The deal lacks strategic rationale and is more likely to drive a HoldCo discount • Management fabricated projections and changed financial definitions at the ‘eleventh hour’, selling the standalone business short in order to get the deal approved • When faced with opposition, management dug in their heels and saddled shareholders with a punitive nine-year financing designed to purchase hollow support for the deal at the expense of shareholders The only way to avoid being trapped with a lower quality business, a HoldCo discount in our valuation, and punitive financing is to Vote No

16 AGENDA • Executive Summary • I: Ritchie Brothers Has Incredible Standalone Prospects • II: IAA Is A Second Tier Business Facing Significant Challenges • III: Combination Will Destroy Billions In RBA Shareholder Value • IV: Board Recommendation Based On Manipulated Forecast • V: RBA Board Responded To Opposition By Punishing Shareholders • Appendix

SUMMARY: RBA IS A LONG-TERM WINNER 17 • RBA has a dominant market position in the used heavy equipment and commercial asset market, with no considerable #2 player to speak of • This position was built over many decades with RBA’s auctions attracting more sellers and buyers, and the power of that network effect compounding on itself • The power of this position allows RBA to continue to get deeper into its ecosystem, such as the financial solutions offering, which was launched in 2011, and has continued to grow nicely since • RBA remains in the early innings of expanding many of this ecosystem initiatives with decades of growth ahead for this dominant marketplace worth focusing on • It is precisely these dynamics that have allowed RBA to compound in value at 13.9% since listing in March 1998 as compared to the S&P500 and the NASDAQ compounding at 7.4% and 7.9%, respectively(1) (1) Performance is from March 10th, 1998 to Feb 13th, 2023

OVERVIEW OF RITCHIE BROTHERS

RBA Has a Dominant Network That Provides A Wide Moat Around the Business

RBA Stats and Facts

- RBA connects buyers and sellers of used equipment and commercial assets through its brands including; Ritchie Brothers, IronPlanet, GovPlanet, SalvageSale, Ritchie's List, and Marketplace-E
- FY22[1] GTV, revenue, and EBITDA of $6.0B, $1.7B, and $463M, respectively
- RBA has ~2,700 employees



More Sellers
Larger Selection
More Buyers
More Transactions/More Data
Better AI Driven experience
Transaction Solutions
Auctions
Private Marketplaces
Listings
Reserved
Insights
Rouse Rental Insights
Valuation
Inventory Management System
Services
Financing
Shipping
Inspections
Appraisals
Parts

Overview of Marketplaces

- Marketplaces are winner take all or winner take most businesses, where the value is driven by the liquidity of the network
- More sellers attract more buyers, and more buyers attract more sellers
- Marketplaces come in all shapes and sizes; some operate physical assets to improve the liquidity, while others are fully digital
- Being a #1 marketplace business is a beautiful place to be

(1) Based on midpoint of figures disclosed in Feb 13th, 2023 press release with preliminary FY22 results.
Source: Company Presentations.

18

LUXOR

RBA HAS A DOMINANT MARKET POSITION BEING THE DOMINANT NUMBER #1 IS AN ENORMOUS ADVANTAGE IN MARKETPLACES 19 The Importance of Number One In Network Markets “Having a leadership position is crucial in the marketplace business… If two companies are close to having an equal size, both competitors have equal margins in the area of below 30%. Once one company grows to 3 to 5 times the size of the second player, the EBITDA margin gets above 30%... and thus eligible for tremendous EBITDA margins upwards of 70%.” ─ Schibsted ASA publication, 2009 “The same thinking has been applied to multi-sided platforms, which are network businesses that connect different kinds of customers that interact and depend on each other. The idea is that the power of network effects will lead to explosive growth and unceasing, winner-take-all dominance.” ─ Harvard Business Review, May 2016 “Network effects are what enable the corporate-owned networks like Facebook and Twitter to accrue dominant positions and command very high take rates.” ─ Chris Dixon, Partner at Andreessen Horowitz and Former eBay CEO, Jan 2023 Ritchie Has Dominant Scale - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Website Visits RBA Competitor 1 Competitor 2 “We are the biggest by a factor of ten. It is a magical place to be.” - Ms. Fandozzi, CEO of RBA, on CNBC’s Mad Money (Dec 15th, 2022) Note: RBA includes govplanet.com, ironplanet.com, rbauction.com, ritchielist.com, and salvagesale.com. Source: Similarweb.

RBA MATERIALLY BENEFITED FROM COVID 20 RBA Stock Price(1) How COVID Has Benefited RBA’s Business COVID permanently reduced RBA’s cost structure, driving a one-time re-rating of the stock • COVID re-wrote the rules for how RBA’s auctions operated from live events to entirely online • COVID removed costs around executing live auctions, such as the staff to ‘ramp’ equipment and auctioneers • These circumstances drove 500bps of gross margin expansion from 2019 to LTM Sep-22, largely out of the Company’s control • This was offset by a 300bps increase in SG&A as a % of revenue, which was in the Company’s control • “Our success is evident in our outstanding performance, even in the face of the global COVID-19 pandemic. In just three years, we have achieved… 300bps of adj. EBITDA margin expansion” ─ Ms. Fandozzi, Letter To Shareholders, Feb 13th , 2023 • Although Ms. Fandozzi tries to claim credit for margin improvement, >100% of the 300bps EBITDA margin improvement resulted from COVID’s impact on RBA’s operating model $- $10 $20 $30 $40 $50 $60 $70 $80 Jan-17 Jan-18 Jan-19 Jan-20 Jan-21 Jan-22 Jan-23 COVID Benefit (1) RBA stock price as of Feb 13th, 2023 close.

RBA HAS ENORMOUS ADDRESSABLE MARKET POTENTIAL TO UNLOCK 21 • With $6B of GTV out of a total $300B in its core Heavy Equipment Disposition TAM, RBA is only ~2% penetrated, with a long runway for growth; the monetization of services represents an additional opportunity in the hundreds of billions of dollars RBA has only penetrated 2% of its core TAM and strategic investments have positioned it for an exciting flightpath for long-term, sustainable growth Source: Company Presentations.

ATTACKING THE ADDRESSABLE MARKET 22 • Satellite Yards – Ritchie can expand its use of small, inexpensive, conveniently located yards to pool inventory from virtual auctions, which reduces cost of logistics and drives incremental sales due to ease of use for customers • Ritchie List – Launched in Q4 2021, Ritchie List has quickly challenged Machinery Trader for leadership in the peer-to-peer equipment transaction market and has the opportunity to drive hundreds of millions of dollars in high margin revenue • Smart Equip – Ritchie owns the dominant equipment parts and maintenance software which it can use as an integrated platform to cross-sell additional revenue streams • Parts Marketplace – Ritchie is well positioned to cross-sell replacement parts directly after auction and, upon integration into the IMS, at any point during the life of an asset • Equipment Services – Ritchie can offer customers add-on services such as inspection reports, which on its own represents a potential $100M+ EBITDA opportunity • Financial Services – Ritchie Brothers Financial Services can connect lenders and buyers in need of equipment financing, as well as products such as insurance and warranties RBA is in the midst of several initiatives that will drive long-term growth and shareholders do not want to be diluted and forced to share these opportunities

THESE INITIATIVES DRIVE THE MANAGEMENT EVERGREEN METRICS 23 • The sum total of all RBA initiatives reflects itself in the Company’s Evergreen Metrics for future financial performance • Ritchie Brothers’ management has discussed its Evergreen Metrics guidance many times throughout the last three years and continues to tell investors that it strongly believes in their attainability despite the Board’s use of significantly more conservative projections in evaluating the transaction Ritchie has guided to Adj. Operating Income Growth of mid-teens to 20% Source: Company Presentations.

24 • So far in Q1 2023, listing volumes are continuing to benefit from normalization of macro trends: • GTV at non-Ritchie Auctions are up +26% Y/Y ─ Ritchie Auctions don’t begin in earnest until mid-February • Ritchie Auction Listings are up +34% Y/Y QTD vs. the same quarter last year • Orlando Auction (the largest auction of the year) listing volumes are tracking up +19% Y/Y • “Green shoots are building for RBA's core business: i) URI - the largest equipment rental fleet - 2023 capex guide implies a higher level of disposals (vs 2022, 2021). Q4 marked an inflection point on proceeds of equipment (+26% YoY vs Q3 -1%, Q2 -15%, Q1 -21%) - a proxy that the used market is shifting to more normalized conditions. This is positive for RBA's marketplaces that faced a tight backdrop for 2021-22. ii) Caterpillar dealers built $2.4B inventory in 2022 – ahead of expectations.” ─ Bank of America Sell-Side Research, February 10, 2023 • As highlighted, this standalone performance is not represented in the Board’s Base Case projections used in evaluating the transaction RBA OUTPERFORMANCE CONTINUES IN Q1 2023 This performance is not reflected in the proxy statement projections; RBA investors should not share this upside Source: Westside Data Collected Through the First Week of February.

RBA VALUATION VS. MARKETPLACE PEERS 25 Note: All comparable companies above use consensus sell-side estimates in future years. RBA financials use projections consistent with company Evergreen guidance. RBA peer group includes Auctions Technology Group, AutoTrader, Baltic Classifieds, CarSales, Copart, Costar, Hemnet, REA Group, Rightmove, Scout24, Trainline. Source: SEC Filings and Company Presentations. TEV / EBITDA TEV / (EBITDA – Capex) 2022-2024 EBITDA CAGR 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 2023 2024 Peers Avg RBA 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 2023 2024 Peers Avg RBA -33% -34% -36% -37% 0% 5% 10% 15% 20% Peers Avg RBA RBA trades at a 30-40% discount to peers despite better forward earnings growth prospects; RBA should not be selling equity to purchase an inferior business when its own stock is dramatically undervalued

Guggenheim DCF RBA Fairness Opinion Value Guggenheim DCF Pro Forma Fairness Opinion Value RBA Nov 4th Stock Price THE VALUE OF RBA STOCK ON STANDALONE BASIS BY ANY MEASURE, RBA IS WORTH SIGNIFICANTLY MORE THAN THE PRICE AT WHICH MANAGEMENT WANTS TO SELL EQUITY 26 $60 $70 $80 $90 $100 $110 $120 $130 $140 $150 Goldman DCF RBA Evergreen Case Range Guggenheim DCF RBA Evergreen Case Range Goldman DCF RBA Fairness Opinion Value • Evergreen Case: We took the Goldman Sachs and Guggenheim DCF analyses from the fairness opinions and grew ‘23-’26 EBITDA by 17.5% CAGR, the mid-point of the Company’s Evergreen EBITDA(1) guidance • Evergreen Case: We conservatively assumed historical capex of $40-45M per annum (30% above historical net capex levels), historical changes in working capital as % of sales, and cash tax rates equivalent to RBA Base Case projections (1) Evergreen metric based on Non-GAAP Adjusted Operating Income, but applied to EBITDA for comparison purposes. Evergreen Metrics applies to fiscal years 2019 and onwards. Source: SEC Filings. Using the DCF from RBA’s own advisors, analysis shows that RBA is dramatically undervalued at its current share price when using RBA’s own financial targets Goldman DCF “True Base Case” (referred to in proxy as upside case) Guggenheim DCF “True Base Case” (referred to in proxy as upside case) Goldman DCF Pro Forma Fairness Opinion Value Significantly higher risk

SUMMARY: RBA IS BETTER OFF ALONE 27 • RBA’s flywheel has been spinning for decades allowing the Company to develop their dominant position today in the used commercial and heavy equipment asset space • RBA has a long runway of growth through expanding many long-term adjacencies such as financing and newer ones such as parts and services, once integrated • The macro environment appears to be at a turning point, with supply coming back into the market likely driving high volume, revenue, and profits for RBA • RBA is valued at a material discount to its fair value on both a relative basis compared to marketplace peers and an absolute basis using DCF assumptions from the Company’s own advisors. • As owners of RBA, we should not give away this upside by issuing 72% more shares • The only way to preserve this world class business and valuation upside is to Vote No

28 AGENDA • Executive Summary • I: Ritchie Brothers Has Incredible Standalone Prospects • II: IAA Is A Second Tier Business Facing Significant Challenges • III: Combination Will Destroy Billions In RBA Shareholder Value • IV: Board Recommendation Based On Manipulated Forecast • V: RBA Board Responded To Opposition By Punishing Shareholders • Appendix

SUMMARY: IAA IS A LONG-TERM LOSER 29 • IAA is stuck in a seven-year trend of ceding market share to its larger, better positioned, and better run competitor Copart • While IAA had its business bled dry for dividends by its former parent KAR, Copart re-invested heavily in its business to gain a competitive edge on IAA in service quality • The RBA Board has positioned their shareholders to be on the hook for making up or otherwise addressing the ~$2B gap in capital investments made between Copart and IAA’s businesses • Having been 100% online for two decades, Copart has operated as a technology company, whereas IAA was forced to move online in 2020 as a result of COVID • IAA’s business benefited dramatically from a two-year period of skyrocketing salvage car ASPs, which benefited buyer fees, and margins; The RBA Board wants common shareholders to purchase IAA “at the tippy top” of its margins • Publicly available information makes it abundantly clear that the IAA Board did not believe in its own business strategy and that nobody wanted to buy IAA when given the chance, so why should RBA shareholders? • We agree with Eminence Capital: “As previous IAA shareholders and long-term auto auction investors over the last 15 years, Eminence has significant history in the ecosystem. We believe the quick fixes and ‘synergies’ that RBA management is pitching are fraught with unnecessary risk for RBA shareholders.” – Letter To RBA Shareholders, Feb 15th, 2023

IAA OVERVIEW 30 Note: All FY22 figures noted above are based on IAA press release on Feb 13th, 2023 with preliminary FY results. Source: Company Presentations. Yipitdata. • IAA is a marketplace for connecting buyers and sellers of primarily salvage vehicles • Its supply of vehicles comes from insurance companies, used vehicle dealers, rental car and fleet leasing companies, auto lenders and charitable organizations ─ Enormous supplier concentration with 42% of 2022 U.S. volumes associated with vehicles supplied by top 2 insurance partners • Buyers of salvage vehicles include auto body shops, rebuilders, dismantlers, scrap dealers, etc. • IAA has a footprint of 210 locations globally from which it conducts its operations • IAA sold 2.3M vehicles in 2021, had $2.1B in FY22 revenue, $538M in FY22 Adj. EBITDA, and 4.4K employees

NOBODY WANTS TO OWN IAA (I/II)

THE PROXY STATEMENT MAKES IT CLEAR THAT OTHER POSSIBLE PARTIES REJECTED IAA

Party	Evidence	What Shareholders Should Ask Themselves
IAA Board	"On July 22, 2021, the IAA board held a meeting with IAA management to discuss strategy matters…it was now unlikely that a new [IAA] business opportunity would be captured in the near term. IAA stated **that IAA's 2023 outlook remained achievable but was subject to increased risk given recent developments.** The directors considered IAA's likely standalone prospects should it choose not to transact with RBA, including the likely adverse market reaction to IAA's third quarter results and revised 2022 outlook. The **directors further considered the potential of operating in a depressed share price environment for an extended period of time given both the expected near-term catalysts for the business** and general market volatility." — Form S-4/A Proxy Statement filed Feb 9th, 2023	• On October 4th, the IAA Board acquiesced to RBA's October 3 proposal because **they saw the writing on the wall** with IAA's business becoming increasingly challenged • IAA's own board recognized the Company's poor forward prospects, lack of new business opportunities that could impact the business, **and chose to hit eject**
Private Equity	"Representatives of J.P. Morgan and Guggenheim Securities discussed with the IAA board the low likelihood that private equity sponsors would make a compelling proposal for IAA given that, **absent meaningful improvements**, **IAA's financial profile and growth prospects would not support the level of returns sponsors typically require to transact**." — Form S-4/A Proxy Statement filed Feb 9th, 2023	• Guggenheim, ironically later acting as RBA's own financial advisor, told IAA's board that its business "growth prospects" and "financial profile" were not good enough for private equity investors • Translation: Guggenheim talked to private equity buyers, and they all said "no thank you"
Strategic Acquirers	"[N]or did the IAA board receive any inbound expressions of interest from potential buyers (other than RBA as discussed below) at any time prior to the execution of the merger agreement… the IAA board's past assessments of the limited universe of potential strategic buyers for IAA…the likelihood that any **potential buyer would have made its interest known in connection with Ancora's public call in March 2022 for IAA to consider a sale process**." — Form S-4/A Proxy Statement filed Feb 9th, 2023	• The Board clearly admits not "receiving any inbound expressions of interests" from potential buyers other than RBA • Translation: The bankers talked to strategic acquirers, and they all said "no thank you"

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NOBODY WANTS TO OWN IAA (II/II) THE PROXY STATEMENT MAKES IT CLEAR THAT OTHER POSSIBLE PARTIES REJECTED IAA 32 Party Evidence Implication Starboard Ancora “Ritchie Bros. Auctioneers Incorporated today announced that it has entered into a securities purchase agreement with Starboard Value LP…pursuant to which Starboard will make a concurrent $485 million convertible preferred equity and $15 million common share investment in Ritchie Bros.” ─ Jan 23rd Press Release • Starboard was invested in KAR, the former parent of IAA before it was spun-off • After the IAA spin-off was completed, Starboard did not own any material amount of IAA shares(1) • In the current deal, Starboard is making 97% of its investment in Preferred Equity because it wants downside protection “Ancora expressed concerns with the structure of the transaction consideration, including their view that IAA’s stockholders would prefer more cash upon completion of the transaction….” ─ S-4/A Proxy filed Feb 9th, 2023 • Ancora spent nearly two months clamoring for a higher cash consideration mix in the deal • Ancora wants cash instead of stock because it wants to hit eject and be bailed out of a failed investment in IAA All parties who had a chance to participate in IAA’s future business prospects rejected IAA – why should RBA shareholders want a shunned asset? (1) Based on Q3 2019 Starboard Value 13-F filings. Source: SEC Filings

COPART VS IAA IS NOT A FAIR FIGHT

Copart has more buyers, more sellers, a stronger network effect, a stronger balance sheet, far more EBITDA to invest out of, an advantage cost structure from owning their land, and an experienced management team

	Copart	IAA
Market Capitalization	✓ $33.0B	× $5.9B
LTM EBITDA	✓ $1,492mm	× $536mm
Employees[1]	✓ 9,500	× 4,446
Footprint / Real Estate strategy	✓ Owns ~17,000 acres	× Leases ~10,000 acres
Balance Sheet	✓ $1.5B in net cash	× ~$3.5B in net debt (IAA+RBA)
LTM Capex	✓ $425mm	× $135mm
Team	✓ Co-CEO founder led	× New team to the industry

Source: CapitalIQ as of 2/15/2023. 1) Employees as of last 10K. 2) SimilarWeb, Jan 2023 visits.

LUXOR

33

IAA MARKET SHARE OVER TIME COPART, THE NUMBER #1 PLAYER, HAS BEEN EATING IAA’S LUNCH FOR OVER HALF A DECADE 34 IAA has been bleeding market share to a much larger Copart for many years 35% 40% 45% 50% 55% 60% 65% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 U.S. Unit Volume Market Share(1) IAA CPRT (1) Based on share between Copart and IAA. Source: Yipitdata.

100 110 120 130 140 150 160 170 2015 2016 2017 2018 2019 2020 2021 LTM 2022 Copart vs. IAA Indexed Volumes IAA CPRT COPART VS. IAA INDEXED VOLUMES OVER TIME USING PUBLICLY DISCLOSED UNIT VOLUME GROWTH DATA FROM EACH COMPANY, IT IS CLEAR THAT IAA HAS LOST SHARE TO COPART FOR SEVEN CONSECUTIVE YEARS 35 Note: The figures above compare IAA total volume growth against Copart disclosed quarterly North America volume growth. United States comprised ~83% of IAA revenue in 2021, and a majority portion of IAA international relates to IAA Canada. Indexed volumes begin in 2015 by using the mix of IAA and Copart revenues between Q1 and Q4 2015. IAA and Copart fiscal quarters are different by one month. Source: SEC Filings. As a result of Copart’s seven years of aggressive investment in its own business, while IAA was starved for investment, Copart has compounded its real estate and buyer base advantages over IAA, driving a +41% advantage IAA GEICO losses begin +41% As is typical in marketplaces, the greater the distance Copart places between itself and IAA, the faster it will continue to gain share

COPART VS. IAA SHARE OF UNIQUE VISITORS

COPART NOW HAS ~3X THE NUMBER OF UNIQUE VISITORS AS IAA

Years of greater investment in marketplace liquidity has driven a stronger buyer universe for Copart

Copart and IAA Unique Website Visitors Overlap


Copart
61%
16%
IAA
22%

- Analysis of Copart U.S. and IAA global website traffic data shows that **Copart U.S. has nearly 3x the number of unique website visitors as IAA globally**
- Nearly half (42%) of IAA's unique website visitors also visit Copart
- In contrast, only 21% of Copart's unique website visitors also visit IAA
- The data clearly shows that **IAA is at a severe disadvantage to Copart with respect to buyer liquidity**
- **More buyers drives higher prices and better returns to sellers**
- In turn, this attracts more sellers which further **propels the network effects**

Source: Similarweb data of IAA and Copart websites from January 2021 to December 2022.

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IAA HAS SEVERELY LACKED REINVESTMENT

While Copart invested billions into its business to gain an edge, IAA had its business bled dry by its prior parent KAR who used it as an ATM machine

Cumulative Cash Flow From 2016-2022 YTD[(1)]	CPRT	IAA	Delta	Delta %
Unlevered CFO	5,425	2,076	3,348	161%
Interest (Tax Affected)	(105)	(249)	145	(58%)
Capex	**(2,475)**	**(629)**	**(1,846)**	**294%**
Acquisitions	(294)	(529)	236	(45%)
Net Debt (Paydown) Issuance	(694)	1,273	(1,967)	(155%)
Total Net Share Repurchases	(485)	(104)	(381)	366%
Common Dividends	-	-	-	
Dividend To Parent (KAR)	**-**	**(1,863)**	**1,863**	**(100%)**
Other	26	22	4	16%
Net Change in Cash	1,398	(2)	1,400	

- Copart has **invested ~4x the amount of capex** into its business vs. IAA since 2016, when it decided to re-invest heavily in its business
- This is in spite of **Copart paying down $700M of debt while IAA issued nearly $1.3B of debt** in the same period
- Copart invested dramatically more than IAA while also **adding nearly $1.4B of dry powder while IAA added none**
- IAA's ability to re-invest was hampered for years by its then parent **KAR who bled IAA's business dry by extracting dividends**

(1) IAA cash flow is cumulative for the 27 consecutive quarters from Mar-16 to Sep-22. CPRT cash flow is cumulative for the 27 consecutive quarters from Apr-16 to Oct-22.
Source: SEC Filings.

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LUXOR

IAA REQUIRES ENORMOUS INVESTMENT TO REGAIN COMPETITIVENESS 38 • “But IAA leases their yards, where their competitors typically owns yards as does Ritchie Bros, by the way, we own our yards. So that's first and foremost. To the extent we think that owning yards is a better use of capital than leasing yards and drives a higher ROIC, we're happy to do that and kind of let the math guide us. So that's number one.” ─ Ms. Fandozzi, Jan 23rd call, in response to question on potential IAA land investments • RBA management will realistically need to confront the multi-billion-dollar investment gap that IAA has accrued vs. Copart since 2016 • It is abundantly clear that in order to compete effectively with Copart, IAA will have to make the necessary investments in land and tolling assets it has neglected for years • “It is not the responsibility of Ritchie Brothers shareholders to rescue IAA from a competitively disadvantaged position against Copart. If the merger goes through, there will likely be wealth transfer from Ritchie Brothers shareholders to IAA shareholders as cash flow from Ritchie Brothers is utilized to effectively recapitalize IAA by spending money on real estate and other physical assets.” ─ Janus Henderson Investors, Letter to RBA Board on Jan 30th, 2023 We agree with Janus Henderson that it is not the responsibility of RBA shareholders to “bail out” IAA shareholders from a predicament caused by years of underinvestment

IAA LACKS THE ABILITY TO KEEP UP WITH COPART'S INVESTMENTS 39 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E EBITDA - Copart Relative to IAA $000mm $200mm $400mm $600mm $800mm $1,000mm $1,200mm EBITDA Gap Between Copart and IAA • Copart’s EBITDA is now nearly three times that of IAA’s, or nearly $1B larger • The absolute delta between Copart and IAA in earnings is leading to an increasing gap in capital re-invested into their respective businesses • The precarious position that IAA finds itself is further strained by their uniquely high level of customer concentration • Like in poker, in marketplace competitions, your “stack” is almost as important to winning as your starting position. We don’t like IAA’s starting position or lack of firepower. Copart begins ramping investment Copart begins ramping investment The absolute gap between IAA and Copart EBITDA continues to balloon to >$1B, making it extremely unlikely that IAA can keep up with Copart’s large and growing investments Source: SEC Filings.

IAA AND GEICO IAA MANAGEMENT HAS A POOR RECORD IN PREDICTING THE END OF SHARE LOSSES FROM MAJOR CUSTOMERS 40 0% 5% 10% 15% 20% 25% IAA Volumes - GEICO Mix “There have been some volume shifts, which include a top 3 customer, who is shifting about 30% of their volume away from IAA to diversify their business. This shift is substantially complete, has played out as we expected and should be finished by the end of the year.” - John Kett, IAA CEO, Nov 12th, 2019 “Our expectations incorporate currently known volume shifts, both negative and positive, including a shift away of additional volume from a top 3 customer.” - John Kett, IAA CEO, May 4th, 2021 IAA management either had no pulse on its relationship with one of its largest customers or purposefully misled investors on the degree of share losses Are we done here? Source: Yipitdata, IAA Earnings Call Transcripts.

IAA AND STATE FARM IAA FACES AN EXISTENTIAL THREAT IN LOSING OTHER TOP SUPPLIERS 41 IAA was dead wrong about the extent of GEICO volume losses – why should RBA shareholders believe there is visibility with other carriers? State Farm Inventory Additions Went To Zero in 2 States in Nov-22 IAA Management’s Perspective… Analyst: Additionally, there's been some speculation that there might be some movements amongst larger carriers this year. I would love to hear from John if anything is changed on kind of the competitive front with some of your large competitors -- with some of your large partners? John Kett (IAA CEO): In terms of our market today? No, I mean I think things are relatively stable. Certainly, we have really good dialogue with our customers. And as I said, in talking to them about this transaction, I think there’s a fair amount of enthusiasm about it. ─ Jan 23rd, 2023 M&A Call Source: Yipitdata, Public Call Transcripts. Does that sound confident to you? “We are not surprised that following the deal announcement, IAA's 2nd largest customer began shifting volumes to the competitor – a potentially existential risk if it continues and reminiscent of initial stages of large customer share loss over the last 5 years.” – Eminence Capital, Letter to RBA Shareholders, Feb 15th, 2023

IAA PERFORMANCE EXCLUDING GEICO 42 (1) “Market” in legend is defined as the sum of all Copart and IAA volumes. Source: Yipitdata. • Both RBA management and investors supportive of the deal have cited IAA’s market outperformance when excluding losses from GEICO • It strikes us as conveniently misleading that some would evaluate performance of a company with inherently high customer concentration by excluding the loss of a top customer • The data clearly shows that even excluding GEICO, IAA unit volume y/y growth has been almost identical to the overall market(1) • Excluding GEICO, IAA has grown unit volumes at 1.8% CAGR from FY18 to FY22, far from impressive (40%) (30%) (20%) (10%) 0% 10% 20% 30% 40% Y/Y Unit Volume Growth(1) Market IAA Total IAA Excl. Geico The narrative that all share loss is attributable to GEICO is verifiably false

CONTINUED CUSTOMER LOSSES HAVE DRIVEN HIGHER CONCENTRATION IN RESPONSE TO LOSS OF GEICO VOLUMES, IAA HAS SIGNIFICANTLY INCREASED ITS CONCENTRATION W/ PROGRESSIVE 43 0% 5% 10% 15% 20% 25% 30% 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 IAA - Progressive Volume Mix • To compensate for the heavy losses of GEICO volumes, we suspect IAA has given a “sweetheart” deal to Progressive • This has weighed on margins as Progressive’s mix of lower margin business grows • Additionally, this growing mix of Progressive volumes significantly increases risk and customer dependency IAA’s business risk continues to grow as its customer concentration balloons Source: Yipitdata.

2000 2500 3000 3500 4000 4500 Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 Jan-23 Copart Salvage Cars ASPs ($) INDUSTRY MARGINS HAVE BENEFITED FROM RISING SELLING PRICES USED CAR PRICE INFLATION HAS LED TO HIGHER BUYER FEES PER SALVAGE CAR SOLD IN THE PAST THREE YEARS 44 • Copart and IAA salvage car buyer fees are primarily based on the ASP of the car • Therefore, rising used car prices are beneficial to IAA’s margins as growing ASPs push buyer fees into higher priced tiers, and higher fees essentially flow entirely to the bottom line • Data shows that Copart salvage car ASPs are currently +62% higher vs. pre-pandemic levels • The Manheim used car index rolled over and began falling sequentially in early 2022 • As used car prices fall, salvage ASPs and IAA fees will likely decline rapidly, causing severe margin compression +62% Source: Yipitdata.

90 100 110 120 130 140 150 160 2019 2020 2021 2022 YTD IAA Indexed U.S. Service Revenue Per Vehicle(1) IAA CLEARLY BENEFITED FROM RISING AVERAGE SELLING PRICES 45 (1) Yearly / YTD growth rates calculated as a simple average of reported quarterly growth rates in revenue per vehicle within the applicable periods shown above. Source: IAA Earnings Press Releases. +50% • RBA management has told investors that Copart and IAA ASP growth are not comparable due to differences in volume mix • RBA management clearly was attempting to play down the benefit ASP growth has provided to IAA revenue growth and margins, which will be a headwind going forward • Reported IAA data shows that 2022 U.S. service revenue per unit is +50% higher than in 2019 The cyclical growth in used car prices has been a tailwind to IAA’s ASPs, fee revenue, and margins over the past two years, but this trend is reversing to a headwind

IAA MARGINS DID NOT BENEFIT FROM COVID TAILWINDS LIKE COPART 46 Note: IAA Adj. EBITDA is reported by the Company and used above. Copart does not report Adj. EBITDA and therefore GAAP EBITDA (calculated as GAAP Operating Income plus D&A) is used. Copart calendar years have been defined as fiscal quarters beginning in Feb and ending in Jan. Source: SEC Filings. • Despite the tailwind rising ASPs have been to margins, IAA’s EBITDA margins did not benefit nearly to the same degree as Copart from 2019 to 2021 • The data makes us suspect that in the face of continuous market share losses to Copart, IAA is giving away margin on seller fees to stay afloat • These higher margins feeds more re-investment into the business, further expanding the gap in competitive positions between the #1 and #2 players 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% CY15 CY16 CY17 CY18 CY19 CY20 CY21 YTD 22 Copart vs. IAA Margin Difference Company EBITDA Margins Copart vs. IAA EBITDA Margins Gap Copart IAA +5ppt +1ppt IAA’s EBITDA margins expansions significantly underperformed Copart’s in the face of industry tailwinds to margins, leading us to suspect IAA is attempting to replace lost GEICO volumes by offering “sweetheart” pricing to other insurance carriers

SUMMARY: IAA IS A LONG-TERM LOSER 47 • IAA is a second-tier player with a lower multiple business at peak margins, and whose board initiated a sales process in light of the Company’s long-term challenges and unlikelihood of meeting its financial goals • While IAA had its business bled dry for dividends by its prior parent KAR, Copart re-invested heavily in its business to gain a competitive edge on IAA in service quality • It is not the responsibility of RBA shareholders to save IAA by making up the ~$2B gap in capital investments made between Copart and IAA’s businesses • IAA’s business benefited dramatically from a two-year period of skyrocketing salvage car ASPs, which benefited buyer fees, and margins; The RBA Board wants common shareholders to purchase IAA “at the tippy top” • RBA is the only entity that seriously considered acquiring this deeply challenged business stuck in a seven-year declining market share trend • IAA EBITDA declined in 3Q22 and 4Q22 by -6% and -1% respectively • Vote no on this disastrous deal to return RBA to its exciting flightpath of long-term, sustainable growth

48 AGENDA • Executive Summary • I: Ritchie Brothers Has Incredible Standalone Prospects • II: IAA Is A Second Tier Business Facing Significant Challenges • III: Combination Will Destroy Billions In RBA Shareholder Value • IV: Board Recommendation Based On Manipulated Forecast • V: RBA Board Responded To Opposition By Punishing Shareholders • Appendix

SUMMARY: COMBINATION WILL DESTROY VALUE 49 • When RBA announced the IAA deal, the stock fell 18% despite beating earnings and the market being up • Since the deal announcement, RBA stock has moved in lockstep with the IAA Deal Spread IRR, meaning RBA stock goes up when investors believe the deal is less likely to close, and goes down when the deal is more likely to close • A plurality of sell-side equity research firms had negative opinions on the IAA deal and criticized its lack of industrial logic • Prior to changing narratives, RBA’s rationale for the deal was diversification; it is known that venturing into unrelated industries destroys value by creating a conglomerate discount • RBA has immaterial buyer or seller overlap with IAA, meaning that it is of no use to help turn around IAA’s business • To justify the deal, RBA management introduced fanciful revenue “synergies” that they have since renamed as “revenue opportunities” in the revised proxy statement • Any investor knows that things like “growing IAA domestic sales” by “closing the share gap to a peer” is not a synergy The RBA / IAA combination does not make sense and is a completely unnecessary, unforced error by the RBA Board that would destroy billions in shareholder value

MARKET REACTION TO THE DEAL DESPITE STRONG Q3 RESULTS 50 RBA Materially Outperformed Q3 Expectations… …And The Stock Price Plummeted -18% In One Day “Deal Overshadows Solid 3Q22 Results – Lost in yesterday’s events, RBA delivered 3Q22 adjusted diluted EPS of $0.53 compared to our $0.41 estimate and the street at $0.38. We attribute the beat relative to our numbers on higher-than-expected inventory sales, and auction revenue rate as a percent of GTV.” ─ Raymond James, Nov 8th, 2022 “Revenue of $412M was above consensus at $371M and NBF at $381M… EBITDA came in at $103M, above Street at $87M and us at $98M.” ─ National Bank of Canada, Nov 7th, 2022 “RBA reported adj EBITDA of $103mn, up 12% YoY and 24% above consensus. GTV increased 7% YoY (ex FX +10%) - impressive considering the tough comparative…RBA reported strong set of results right as the next auction cycle for heavy equipment is likely to kick off next year.” ─ BofA, Nov 8th, 2022 RBA’s dramatic stock price decline after significantly outperforming earnings expectations is clear and indisputable evidence that investors disapproved of the deal (1) See appendix for more detail on -22% calculation. $40 $50 $60 $70 7-Oct-22 9-Oct-22 11-Oct-22 13-Oct-22 15-Oct-22 17-Oct-22 19-Oct-22 21-Oct-22 23-Oct-22 25-Oct-22 27-Oct-22 29-Oct-22 31-Oct-22 2-Nov-22 4-Nov-22 6-Nov-22 8-Nov-22 RBA Share Price Deal Announced -18% -22% decline due to IAA deal when considering RBA Q3 earnings beat(1)

WHY RITCHIE BROTHERS’ STOCK HAS RECOVERED IN RECENT MONTHS 51 RBA Stock Price vs. IAA Deal Spread IRR RBA vs. NASDAQ and SPY (Indexed Price) Correlation (R) = 0.76 • RBA’s stock has recovered in recent months because the general market is up, RBA’s standalone financial results have been strong, and investors have perceived the deal as less likely to close • Since the deal announcement, the NASDAQ is up +11% and the SPY is up 7.4% • Since the day before the deal announcement, RBA has underperformed the NASDAQ by 10.7% and the SPY by 7.2% • RBA reported Q3 and Q4 results that beat consensus EBITDA expectations by +20% and +11% respectively • RBA’s stock has a strong correlation to the IAA Deal Spread IRR, implying that when investors believe the deal is more likely to close, RBA stock goes down, and vice versa ─ IAA Deal Spread IRR measures the return investors would receive from investing in IAA at the current price and holding until the deal close ─ A higher IRR implies a lower perceived probability of close as investors need higher returns for lower probability events RBA Stock Does Not Indicate A Favorable View of Deal RBA’s stock is positioned to soar if the deal is voted down 0% 20% 40% 60% 80% 100% 120% 140% 50 52 54 56 58 60 62 64 IAA Deal Spread IRR RBA Stock Price ($) RBA Stock Deal Spread IRR Note: All prices shown above as of Feb 13th, 2023. 80 85 90 95 100 105 110 115 RBA Price NASDAQ Price SPY Price

(1) Comparable set from J.P. Morgan in RBA merger proxy filing. No other bank provided RBA comparable companies. “2022 Proxy Statement Peer Group” refers to the peers listed in RBA’s 2022 proxy statement filing All prices as of Feb 14th, 2023 52 THE MARKET HAS MADE ITS DISTASTE FOR THE DEAL KNOWN 80 85 90 95 100 105 110 115 120 125 130 RBA vs. Peer and Indexes Price Performance (Indexed To 100)(1) RBA CPRT KAR NASDAQ S&P 500 2022 Proxy Peers -18% decline on day of announcement Significant underperformance since deal announcement +2.8% +20.7% +11.1% +20.9% +11.0% +15.1% RBA stock plummeted -18% on the day the deal was announced and continues to significantly underperform its peers and broader indexes; RBA stock price performance since Nov 4th is not an endorsement of the deal as management claims Continued underperformance vs. peers and market

SELL-SIDE COMMENTARY ON LACK OF RATIONALE (I/II) “IAA is by far RBA’s largest acquisition, and much is needed to assuage fit concerns… we do not like the deal as it muddles the picture, even with a compressed forward multiple.” ─ National Bank of Canada Equity Research, November 7th, 2022 “Our initial take is that the deal is a head-scratcher in its timing, strategic rationale, and valuation, which clearly is catching the Street and us by surprise. A deal of this significance to move into an adjacent market is far from clear to us and follows the last large deal for Iron Planet several years ago, which was not an easy integration. With all this taken into consideration, it is surprising as to why the company would execute a large deal in an adjacent space.” ─ William Blair Equity Research, November 7th, 2022 “The acquisition of IAA alters RBA’s end market exposure, raises leverage, and adds a level of uncertainty to a story that was rather straight forward. Passenger vehicles is not associated with RBA’s core competency… we wonder how much of an overlap around buyers and sellers exists that leverage Ritchie and IAA… there are concerns RBA is ‘biting off more than it can chew’… Downgrade to Neutral.” ─ Bank of America Equity Research, November 8th, 2022 “We’re left wondering just how complimentary the two business could be. With the stock ending down 18% on the day, the year to date gains that investors have enjoyed have been more than wiped out. Investors who acquired Ritchie as a countercyclical ‘safe haven’ were caught off guard by the transaction. Our new $55/sh target down $7/sh is based on a ~25x 2023E P/E multiple which is slightly below the long-term average of 27x for RBA and takes into account the valuation discount for IAA.” ─ Raymond James Equity Research, November 8th, 2022 53 While sell-side analysts are typically supportive of management initiatives, their reaction to IAA the deal has been overwhelmingly negative

SELL-SIDE COMMENTARY ON LACK OF RATIONALE (II/II) “Our conversations with insurance players suggest IAA’s ability to recapture market share will be an uphill battle…. The investment thesis “muddling” and IAA financial returns are likely to be multiple dilutive; vote game theory suggests blocking the deal is the fastest manner to regain prior RBA share price highs.” ─ National Bank of Canada Equity Research, November 21st, 2022 “IAA’s forecasts look aggressive to us… management’s forecasts for IAA Revenue, Gross Profit, EBITDA, and FCF were materially higher than consensus estimate… We expect near term IAA top-line pressure as used car pricing continues its descent… Clawing back market share against a player as dominant as Copart will be an uphill battle.” ─ National Bank of Canada Equity Research, December 14th, 2022 “Anyone that believes that IAA is a ‘quick fix’ is uninformed… We also believe the IAA downside is worse than most believe. Since the merger was announced, the customer share loss issues that have plagued IAA for years have only accelerated. In short, we feel this merger is a challenged one and RBA should not be doing it.” ─ Jefferies Sales and Trading, December 16th, 2022 54 A plurality of prominent equity research firms have voiced a negative opinion regarding the RBA / IAA combination

RBA INVESTORS UNDERSTAND THE SALVAGE CAR SPACE

RBA SHAREHOLDERS UNDERSTAND THE SALVAGE CAR SPACE VERY WELL

The idea that RBA investors reacted negatively to the IAA deal because they did not understand the salvage car industry is patently and verifiably false



Percent of RBA shareholders who owned IAA, Copart, and KAR over the last 5 years
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
IAA
CPRT
KAR
% RBA Holders
% RBA Shares

- "The confusion on day one was hearing cars and hearing cyclicality."
  — Ms. Fandozzi on Mad Money, Dec 16th, 2022
- "If I could do it all over again, I would not have spent one minute talking about Ritchie Brothers' Q3 results and I would have explained the salvage car industry."
  — Ms. Fandozzi, BofA call[1] on Dec 2nd, 2022
- RBA management has tried to argue that shareholders simply did not understand the salvage car industry and thus reacted negatively
- This statement falls flat when looking at the hard data
- An analysis of historical ownership shows that **70-80% of RBA shareholders have owned any of IAA, Copart, or KAR (previous parent to IAA) in the past 5 years**
- The problem for the RBA Board is not that shareholders don't understand IAA, it's that they do

(1) Investor call hosted by BofA on Dec 2nd, 2022.
Source: SEC Filings.

55

LUXOR

WHAT WAS THE ORIGINALLY STATED RATIONALE FOR THE DEAL? 56 “IAA will increase our scale, allow us to diversify our business by entering the large vehicle market with a proven leader and allow us to leverage our marketplace investments over a much wider array of assets.” ─ Ms. Fandozzi, Q3 2022 Earnings Call “So it's really kind of think of diversification and scale in its best form with an incredible cost efficiency and leveraging of commonality that honestly you don't often find..” ─ Ms. Fandozzi, Q3 2022 Earnings Call “The strategic rationale for this transaction covers a wide span of categories from driving best-in-class customer experience and engagement due to our omnichannel platform to accelerating growth and innovation across a wider array of verticals to increasing scale and diversification.” ─ Ms. Fandozzi, Q3 2022 Earnings Call “IAA diversifies our business by expanding beyond commercial assets into an adjacent vehicle vertical with our revenue derived more from sellers and IAA's revenue derived more from buyers..” ─ Ms. Fandozzi, Q3 2022 Earnings Call RBA management’s stated underlying rationale for the deal was scale and diversification

DIVERSIFICATION TYPICALLY DESTROYS VALUE 57 • “Growth companies that can’t stand prosperity foolishly ‘diworseify’ and fall out of favor, which makes them into turnarounds…Instead of buying back shares or raising dividends, profitable companies often prefer to blow the money on foolish acquisitions.” ─ Peter Lynch, One Up On Wall Street • Many studies have shown that companies with multiple business lines in unrelated industries typically receive a “ conglomerate ” discount ranging from 10 - 25% and are typically very difficult to reduce or remove , even for companies which have exhibited discipline and consistent success in M&A ─ RBA will create a dis - synergy by buying IAA, and will destroy value by introducing a permanent conglomerate discount • Conglomerate discounts exist in U.S., Canadian and most other public markets globally, with the clear punchline that unrelated businesses owned together are worth less than the sum of their parts • Diversification is a portfolio level decision that investors prefer to make for themselves , and not at the corporate level. There are many great companies that have not succeeded in closing its HoldCo discount • We agree with Eminence Capital : “ Bigger proved not to be better , and in 2018 KAR management decided to spin off IAA after concluding that "independence will provide greater flexibility to meet the evolving needs of both companies' unique customers while advancing their respective strategic priorities." We agreed with the IAA spinoff logic at the time, and we disagree with RBA management that this merger will be different .” ─ Eminence Capital, Letter to RBA Shareholders, Feb 15 th , 2023 RBA shareholders have not expressed a desire for diversification, and especially not into a distinctly lower multiple business. Diversification often destroys value by introducing a conglomerate discount.

NO TRAFFIC OVERLAP BETWEEN RITCHIE BROTHERS AND IAA

RBA and IAA have no buyer or seller overlap, meaning RBA is of no help improving IAA's disadvantaged liquidity position

- RBA and IAA management has repeatedly talked about buyer synergies when discussing the potential benefits of the IAA deal:
  - "I think the virtues of having a much bigger marketplace is going to allow us to expand who we're attracting on both the buy and sell side, broadening the supply of assets that we're putting through our platforms." - John Kett, IAA CEO, RBA Q3 Earnings Call
- However, a simple analysis of website traffic data shows that **RBA has approximately ~1% unique visitor overlap with IAA**
- **Ritchie Brothers' seller base also is clearly of no help to IAA** given there is effectively no overlap in customers within their respective industries
  - "So our typical customers are insurance companies. So we're selling damaged or high-mileage vehicles for insurance companies, fleet providers and so on. So there's -- we do sell a small amount of heavy equipment salvage**. So there is some overlap there, not very much, but there is some overlap. So it is a different supply source for sure**." - John Kett, IAA CEO, RBA Q3 Earnings Call

IAA and RBA Unique Website Visitors Overlap



IAA
64%
1%
Ritchie Brothers
35%

Source: Similarweb data of IAA, Copart, and Ritchie Brother's websites from January 2021 to December 2022.

58

LUXOR

59 IAA REVENUE “SYNERGIES” MAGICALLY RE-NAMED “Combining the businesses of RBA and IAA and meeting the capital requirements of the combined company in a manner that permits the combined company to achieve any revenue synergies or operational scale efficiencies anticipated to result from the mergers, the failure of which would result in the anticipated benefits of the mergers not being realized in the time frame currently anticipated or at all” ─ Form S-4 Proxy Statement filed on Dec-14th, 2022 “Combining the businesses of RBA and IAA and meeting the capital requirements of the combined company in a manner that permits the combined company to achieve any revenue opportunities or operational scale efficiencies anticipated to result from the mergers, the failure of which would result in the anticipated benefits of the mergers not being realized in the time frame currently anticipated or at all” ─ Form S-4/A Proxy Statement Filed Feb 9th, 2023 RBA mislabeled business initiatives as “synergies” and then recognized this misrepresentation Source: SEC Filings.

IAA REVENUE "SYNERGIES" ARE FARFETCHED (I/II)

"Overestimating revenue synergies was the most cited reason for deal failure among the 281 executives we surveyed"
➢Bain and Company, 2022

Opportunity	EBITDA (Mid-point)	Company's Description	Reality
1 **Grow Domestic IAA Sales**	**$138M**	Differentiated offerings and enhanced CAT resources drive incremental volumes	• If 7-year trend of market-share losses continue, we **should expect negative EBITDA** • Material undisclosed investment required. • Likely outcome is the larger, more profitable, better capitalized, and leading player pushes back
2 **Grow International IAA Sales**	**$95M**	Leverage RBA international presence to allow for more rapid expansion	• Launching a new international business is not a synergy, nor is it cheap or low-risk • RBA's **international footprint is neither zoned properly nor sizeable as previously highlighted during the failed Euro Auction transaction**
3 **Satellite Yard Opportunity**	**$83M**	Drive incremental GTV growth utilizing excess capacity at IAA yards	• As highlighted, RBA has talked at length how they can quickly stand-up Satellite Yards at a low cost. • We do not need a $7B deal, when it can be done organically at a $35M cost, which allows for superior locations and operations
		Detail on subsequent pages	
Financing	**$63M**	Deploy RBFS salesforce into IAA customers to drive incremental attachment of financing solutions for rebuilders	• We were unaware of RBA's prowess lending to emerging markets across Africa and Eastern Europe. • We suspect this is an entirely new set of relationships and risks the Company would need to take on, not a synergy

60

LUXOR

61 IAA REVENUE “SYNERGIES” ARE FARFETCHED (II/II) Opportunity EBITDA (Mid-point) Company’s Description Reality Parts and Services Whole Car Sales Incremental Salvage Markets $48M $48M $48M Leverage learnings from existing RBA offerings to drive services attach at IAA Capture portion of used whole car auction market using existing IAA systems and processes Gain access to salvage commercial equipment inventory through IAA carrier and fleet relationships “Because revenue synergies are difficult to quantify and realize, deal makers have typically not factored ambitious revenue synergies into their valuation thesis or communicated such goals to investors.” ➢KPMG, 2021 • Given the constantly mentioned strong relationships Ann posses in the insurance sector, we would fully expect RBA to be able to access this opportunity with or without an IAA acquisition • This is not a synergy • The reason rebuilders purchase salvage autos is they can do the repair at lower standards and cheaper costs in their home markets • Attempting to sell them services in North America flies in the face of this. Building new parts and services business across emerging markets is not a synergy • This is not an untapped opportunity, but rather a developed industry and already part of IAA’s previous strategy with an assumption of far greater success • As laid out in the presentation on slide 121- 122, IAA has been investing in the space

RBA MANAGEMENT IS IN DENIAL ON WHY IAA WILL NOT BE THE EXCEPTION TO THE LAWS OF NATURE 63 The history of marketplace businesses contains numerous examples of number 2 players burning enormous amounts of cash to catch up, with no sustainable share gains to show for it • For example, we suspect Lyft would love to simply have 50/50 market share with Uber, yet it has burned ~$3B over seven years with no market share gains to show for it, while pressuring industry pricing along the way • There are numerous other examples of established transaction marketplaces where distant #2 players would be laughed out the room for putting up a slide asserting that they will get to 50/50 market share in the foreseeable future without major price concessions or aggressive spending (both at the expense of FCF) Market Leader #2 Player ~5.6x bigger Mkt Cap Source: CapitalIQ as of 2/15/2023.

64 THE FALLACY OF IAA USING RBA’S YARDS TO IMPROVE CAT PERFORMANCE • “IAA loss of GEICO was many years in the making in their inability to deal with CAT events in TX and FL. That is where Ritchie Brothers footprint is by far the largest. And unlike the salvage business which has a steady state constant business, our yards sit idle for more than 50% of the time since we build up to these large events and then we wait for the next event. And our yards are sitting idle when we could literally be stockpiling IAA’s cars.” ─ Ms. Fandozzi, BofA call(1) on Dec 2nd, 2022 • As is clear from the above, management has argued IAA can improve its CAT performance with insurance carriers by utilizing capacity at RBA’s yards • Luxor performed an analysis looking at what percent of Ritchie Brothers auctions in Houston and Dallas are accompanied by hailstorms in the five days prior to auction; 33% (6/18) of RBA auctions in the last two years had a hailstorm event occur five days or less prior • Insurance carriers demand consistent and reliable service all the time, as IAA has painfully discovered over the course of its two-year (and counting) continuous losses of GEICO volumes • If RBA could control the weather, then this “synergy” would be viable (1) Investor call hosted by BofA on Dec 2nd, 2022. Source: https://www.ncdc.noaa.gov/stormevents/. Data set for hailstorms ends in October 2022. RBA’s yards are not a reliable solution, exactly what insurance carriers require, given RBA’s inability to control the timing of natural disasters 1 Grow Domestic IAA Sales

65 THE FALLACY OF USING RBA’S INTERNATIONAL FOOTPRINT FOR IAA GROWTH 2 Grow International IAA Sales “The companies appear to suggest that RBA’s mere presence in various countries — in entirely different industries — can somehow help IAA expand its salvage-car business internationally. Extending the same logic, Sotheby’s should buy IAA.” ─ Discerene Group LP RBA Has Admitted Its International Footprint Is Weak RBA’s International Footprint Is Small And Problematic, And IAA Has No Consumer Brand “Euro Auctions has considerable presence across Europe and the Middle East, particularly in the U.K. and Germany and will serve as a platform to accelerate international growth.” ─ RBA press release on Aug 8th, 2021 • RBA attempted to acquire Euro Auctions in 2021 with the rationale that it would serve as a platform for international growth • Now RBA management is claiming that it is a wonderful platform for IAA’s international growth • This is a clearly misleading claim designed to garner support for the deal • Except for France (2) and Australia (7), the other nine countries in which RBA operates only has a single location • RBA’s international yards are not properly zoned for salvage car operations and permitting can take years • We do not think a single location in a country without proper zoning in place for IAA constitutes a “synergy” • In many markets outside the U.S., the supply of cars coming from consumers rather than insurance carriers • This means that competitors must have a strong, recognized consumer brand in addition to a viable footprint in order to attract business • Neither RBA nor IAA has a consumer brand abroad and building one will likely take millions of dollars of investment Source: SEC Filings. Company press releases.

THE TRUTH ABOUT THE YARD SYNERGIES (I/II) – SATELLITE YARDS 66 What The Company Has Said About Satellite Yards “We're talking about 5-acre properties. We put 2 ops personnel on the ground. Rent is in the neighborhood of $10,000 a month.” ─ Kari Taylor, RBA CRO, Ritchie Brothers Investor Day “We can stand up yards and hire sales folks at a pretty good clip…We took 37 territories in the U.S., all in the proximity of our local yards, and we said we're going to add more long tail to it.” ─ Kari Taylor, RBA CRO, Ritchie Brothers Investor Day “There's plenty of real estate to go after to create yards, but as long as we keep pumping up that line, I’m bullish on this strategy.” ─ Kari Taylor, RBA CRO, Ritchie Brothers Investor Day “The yards themselves are effectively just kind of parking lots that we rent. So its very low cost for us.” ─ Ann Fandozzi, RBA CEO, Q2 2022 Call “Think about 5 acres of land, very few people. Less than 5, not a lot of investment that’s needed besides setting up systems and some very basic stuff.” ─ Jam Kessler, RBA COO, Q3 2021 Call How Management Changed Their Tune 3 Satellite Yard Opportunity “This is why this acquisition is about an acceleration first and foremost…. Has taken us 2 years to get to 24. Want to get as close to consumers, want to lower costs of transportation and then need to staff them.” ─Ms. Fandozzi, BofA Meeting, Dec 2nd, 2022(1) Management mislead investors about the potential of its organic satellite yard strategy to justify the IAA acquisition (1) Investor call hosted by BofA on Dec 2nd, 2022.

3 Satellite Yard Opportunity

THE TRUTH ABOUT THE YARD SYNERGIES (II/II) – SATELLITE YARDS

RBA does not need to spend $7B+ of shareholder capital to save time in achieving its $40-125M incremental opportunity when it can be done for $30-40M

The Math on RBA Achieving the IAA Yard "Synergy" on its Own

Number of IAA Yards		200
(x) % Of Yards with Sufficent Capacity		75%
Number of Addressable IAA Yards		150
(x) Rent Per Yard Per Month	$	10,000
(x) Number of Yards		150
(x) 12 months		12
RBA Organic Yard Rent	$	18,000,000
Ops Personnel Salary[1]	$	57,000
(x) Number of Ops Personnel		2
(x) Number of Yards		150
RBA Organic Yard Salaries	$	17,100,000
Total Organic Yard Opportunity Cost	**$**	**35,100,000**
IAA Deal Cost[2]	**$**	**7,300,000,000**

- Even taking management at face value regarding the % of IAA yards that can be used, RBA **does not need to spend $7B+ of shareholder capital** when management has made it clear that its organic satellite yard strategy is cheap, low risk, and easy
- By attacking this opportunity organically, RBA can also choose the best locations for customer convenience vs. **being forced into the IAA footprint**
- **Simpler operations with a singular focus** will lead to a better customer experience

(1) Indeed Salary Average for IAA "Yard Manager".
(2) Deal Value at original announcement.
Source: RBA 2022 Investor Day transcript, IAA M&A update call transcript on Jan 23rd 2023.

67

LUXOR

VALUE DESTRUCTION IF THE DEAL CLOSES

Overpaying while creating a HoldCo discount drives $2B of value destruction

Deal Value Destruction


RBA Market Cap Value ($M)
$0
-$500
-$1,000
-$1,500
-$2,000
-$2,500
(1,961)
921
(1,040)
A

Overpaying for IAA Value Destroyed	Cost Synergy Value	Deal Value Destruction
• IAA unaffected stock price on Nov 4th was $39.25 • Given IAA's poor Q3 '22 that missed expectations and the realization that despite Ancora's letters there were no interested buyers, we believe IAA stock would be down -20%, implying a fair value of $31.40, or $14.51 less then the current implied acquisition price[1] • $14.51 x IAA FDSO of 135M = $1,961M of value destruction at current deal terms	• RBA's Proxy Statement projections forecast $100M of cost synergy realization in 2026 • $100M EBITDA x 13x[2] multiple = $1,300M • $1,300M discounted back at 9%[2] for 4 years is $921M	• Value paid less value created • $1,961M - $921M

(1) Acquisition price calculated using market data based on RBA trading price as of Feb 13th and the revised merger terms.
(2) Based on Goldman Sachs, RBA's financial advisor, assumptions as used in the RBA Proxy Statement Filed Feb 9th 2023.

Implied Stock Price

(All in $M, unless noted otherwise)

	HoldCo Value Destruction	
	Pro Forma FDSO (M)	183
	RBA Stock	$ 63.05
	Pro Forma Market Cap	**11,554**
	% HoldCo Discount	*10%*
B	**HoldCo Value Destruction**	**1,155**

A	Deal Value Destruction	(1,040)
B	HoldCo Value Destruction	(1,155)
	Total RBA Value Destruction	**(2,195)**
	Divided By Pro Forma Shares (M)	183
	Value Destruction Per Share	**$ (11.98)**

RBA Stock Price (Feb 13th)	$ 63.05
Value Destruction	$ (11.98)
RBA Share Price If Deal Closes	**$ 51.07**
% Decline	***(19%)***

68

LUXOR

MANAGEMENT LACKS EXPERIENCE IN LARGE SCALE PUBLIC COMPANY M&A 69 ABRA (CEO) • 2016-2019 • ABRA was a private company • While M&A was a prominent part of H&F’s ownership strategy, the vast majority was tuck-in M&A of small, independent auto body shops • Generally in private equity owned businesses, capital allocation decisions are made by the PE firms, not management Ride & vRide (CEO) • 2012-2016 • A TPG portfolio company focused on ride sharing • Once again operated under PE ownership where final capital allocation decisions are not primarily made by management Whirlpool (Corporate VP) • 2007-2012 • In charge of Sears, eBusiness and DTC business • No major capital allocation decisions made in this role The only capital allocation expertise at the RBA C-suite level is from small tuck-in M&A of auto body shops, not multi-billion-dollar acquisitions with complex integration risk; To date, Ms. Fandozzi has never made and integrated a multi-billion-dollar acquisition Ms. Fandozzi’s Prior Experience

SUMMARY: COMBINATION WILL DESTROY VALUE 70 • The RBA / IAA combination does not make sense and is a completely unnecessary, unforced error by the RBA Board that would destroy billions in shareholder value • When RBA announced the IAA deal, the stock fell 18% the day the deal was announced, while many sell-side equity research firms wrote negative opinions on the deal • At announcement, the deal had no articulated rationale beyond scale and diversification; venturing into unrelated industries destroys value by creating a conglomerate discount • To justify the deal, RBA management introduced fanciful revenue “synergies” that their own lawyers forced them to re-name as “revenue opportunities” in the Form S-4 Proxy Statement • Any investor knows that things like “growing IAA domestic sales” by “closing the share gap to a peer” is not a synergy, it is a business initiative that can easily work against you • Vote NO on this disastrous deal to return RBA to its exciting flightpath of long-term, sustainable growth

71 AGENDA • Executive Summary • I: Ritchie Brothers Has Incredible Standalone Prospects • II: IAA Is A Second Tier Business Facing Significant Challenges • III: Combination Will Destroy Billions In RBA Shareholder Value • IV: Board Recommendation Based On Manipulated Forecast • V: RBA Board Responded To Opposition By Punishing Shareholders • Appendix

SUMMARY: IAA DEAL IS PREDICATED UPON MANIPULATED FORECASTS 72 • For several years RBA management has touted its Evergreen Metrics forward guidance which calls for mid-teens to 20% EBITDA(1) annual growth • After the IAA deal price was agreed and two weeks before the deal was announced, RBA manipulated the fairness opinion outcome by introducing a new operating case well below its Evergreen Metrics and current business trends, and ordering its advisors to rely on these estimates for its valuation • The exact same DCF analysis in the fairness opinion that utilizes the original RBA operating case in the deal process shows that the deal value did not work for RBA • The RBA Board, in its extensive “diligence”, decided to take the sellers’ point of view and use the identical aggressive IAA forecasts that IAA management provided • A timeline of RBA’s recent M&A activity indicates that RBA management has deal fever, despite having no experience in large scale public company M&A that would reduce the risks of integration and achievement of synergy targets (1) Company guidance specifically for Non-GAAP Adj. Operating Income growth, whose growth rate is comparable to EBITDA over time.

RBA’S FORECASTS WERE MANIPULATED AT THE ‘ELEVENTH HOUR’ 73 Aug-22 Sep-22 Oct-22 Nov-22 Aug 19th, 2022: RBA Shares 5-year Standalone Forecast with IAA Oct 5th, 2022: IAA Agrees to RBA’s price of $46.88 Nov 7th, 2022: RBA and IAA Announce Merger at $46.88 It appears RBA purposely changed the financial projections “at the eleventh hour” to ensure that the fairness opinion would support the IAA merger • Throughout nearly the entirety of the IAA deal discussions, RBA used a set of standalone projections (first shared in August 2022) regarding RBA that accurately reflected the underlying business trends and prospects for the company (“True Base Case”) • On October 25th, 2022, only two weeks before the announcement of the IAA deal, RBA management chose to re-label the “True Base Case” it had been using for months to the “Upside Case” and materially inflate capital expenditures • Concurrently, RBA management introduced a new “Base Case” set of RBA standalone forecasts that were “more conservative” and materially below the Company’s own previously stated medium- and long-term goals, and instructed its financial advisors that they were only authorized to use this depressed “Base Case” in its fairness opinion evaluation Oct 24th, 2022: RBA confirms the $46.88 price but alters the cash / stock mix Oct 25th, 2022: RBA creates materially more conservative Base Case Projections for fairness opinion

WHY THE PROXY FORECASTS MATTER • The RBA forecasts of RBA were used by the Board to value RBA on a standalone basis to conclude if they should issue shares at the current trading prices • The RBA Forecasts of IAA (which coincidentally are identical to the IAA forecasts of IAA) were used to assess the value of IAA to RBA • Based on these forecasts the Board and management team decided, it was in shareholder’s best economic interest to issue an additional 72%(1) of shares to IAA shareholders and pursue the IAA Merger • What is clear to us is there was a complete lack of oversight and intellectual honesty regarding the forecast • If the Board were acting in good faith, they would use an updated set of projections reflecting the reality of RBA’s business and update their recommendation accordingly 74 (1) Includes Starboard Preferred on an as-converted basis. The management team and Board’s drive to do this deal prioritized this transaction over an accurate representation of the standalone business in a poor display of corporate governance

Q4 RESULTS HIGHLIGHT THE SHAM FORECASTS

Management's decision not to use the materially superior actual FY22 results in place of their factually outdated forecast confirms a willingness to misrepresent RBA's go-forward standalone prospects

Q4 2022 Y/Y Growth Implied By Proxy vs. Actual Results



Revenue Y/Y Growth
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Proxy Issued On Feb 1st
Actual Results
EBITDA Y/Y Growth
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Proxy Issued On Feb 1st
Actual Results

Source: SEC Filings and Company Presentations.

Management Told Their Advisors Not To Change The Forecasts Even After 2022 Results Were Available

"Also on January 21, 2023, the RBA board held a meeting with representatives of RBA management, Goldman Sachs, Guggenheim Securities…**It was noted that RBA management had determined that there were no material developments that, in their judgment, would require changes to the standalone forecasts for RBA and IAA**... from the ones previously authorized for use by Goldman Sachs and Guggenheim Securities in their respective financial analyses."

—Form S-4/A Proxy Statement Filed Feb 9th, 2023

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RBA EBITDA FORECAST BEARS NO RESEMBLANCE TO HISTORICAL RESULTS OR PREVIOUS EVERGREEN METRICS • RBA’s forecast for EBITDA compounds at 9.5%, compared to their actual historical performance of 17% • RBA’s forecasted EBITDA growth is roughly half the mid-point of their public evergreen target metrics, which are projected for the same time period, ending in 2026 • RBA manufactured a depressed starting point for their Proxy Statement forecast EBITDA as compared to their own guidance. On top of this, their forecast has grown EBITDA at a far inferior rate to historical performance and their own evergreen metrics 76 Source: SEC Filings and Company Presentations. The RBA Board and Management depressed forward EBITDA growth well below its Evergreen Metrics targets in the operating case used for the fairness opinion Proxy Base Case "True Base Case" 17-22 YTD Actual Evergreen Metrics EBITDA CAGR 9.5% 14.0% 17.3% Mid-teens Plus

THE IMPACT OF COMPOUNDING RBA BOARD AND MANAGEMENT CHOOSE TO MATERIALLY UNDERVALUE ITS OWN EQUITY 77 Source: Company Presentations, SEC filings. (1) Company guidance specifically for Non-GAAP Adj. Operating Income growth, whose growth rate is comparable to EBITDA over time. 100 120 140 160 180 200 220 240 260 Y0 Y1 Y2 Y3 Y4 Y5 Evergreen vs. Proxy EBITDA Growth Guidance (Indexed To 100) Evergreen Guidance - High (20% CAGR) Evergreen Guidance Low (15% CAGR) Proxy Guidance (9.5% CAGR) +58% • In its May 2022 Investor Day Presentation, RBA management disclosed its Evergreen forecast metrics, discussing its goals for business growth • The Evergreen guidance for EBITDA growth was between 15-20% CAGR(1) • However, in its proxy filing, management provided a standalone base case forecast for the RBA business with much lower EBITDA growth of ~9.5% CAGR • Due to the effects of compounding, the cumulative impact on the value of RBA caused by this lower guidance is dramatic • The difference between EBITDA compounding at 9.5% vs. 20% results in Year 5 EBITDA being almost 60% greater RBA Management’s misrepresentation of its own future potential has an enormous impact on out-year earnings and therefore valuation

RBA FORECAST VS. REALITY – CAPEX (I/II) 78 Note: Capital Expenditures includes purchase of PP&E and Intangible Assets. Source: SEC Filings. RBA Has Historically Referred To “Net Capex”… …But in the Proxy Suddenly Switched To “Gross Capex” (200) (150) (100) (50) - 50 100 2017 2018 2019 2020 2021 LTM Sep-22 RBA Net Capex ($M) Gross Capex Dispositions (100) (50) - 50 100 150 200 2022E 2023E 2024E 2025E RBA Capex Projections ($M) RBA Mgmt. (Gross Capex) IAA Mgmt. (Net Capex) • In public filings before the proxy, RBA refers to net capital spending, which is gross capex less proceeds on dispositions of PP&E • “We calculate net capital spending as property, plant and equipment additions plus intangible asset additions less proceeds on disposition of property, plant and equipment.” ─ RBA 2021 Form 10-K Filing • In the proxy, RBA management suddenly switched methodologies and referred to gross capital spending • RBA management once again appears to have manipulated the numbers in a way that makes its own business less valuable ✓ ? Management misrepresented their capex levels to investors in both their methodology and quantum in order to depress RBA’s valuation; even IAA management used the intellectually honest approach to evaluating RBA’s capital expenditures

RBA FORECAST VS. REALITY – CAPEX (II/II) MANAGEMENT MADE UNREALISTIC CAPEX PROJECTIONS IN AN APPARENT ATTEMPT TO DEPRESS ITS VALUATION 79 Note: Capital Expenditures includes purchase of PP&E and Intangible Assets. FY23 contains estimates the following brokers: BofA, National Bank of Canada, Raymond James, Scotiabank, and Northcoast. FY24 contains estimates from Northcoast and BofA (due to limited availability of FY24 estimates). Source: SEC Filings, Sell-Side Broker Estimates. RBA Mgmt. vs. Sell-Side Consensus Capex Projections - 20 40 60 80 100 120 140 160 180 FY23 FY24 Capital Expenditures ($M) Sell-Side Management +314% +103% • RBA capital expenditures in years 2017-2021 averaged $42M gross and $34M net • Management has projected FY2023 capex to be 4x the historical amount • Management’s inexplicable and unrealistic capex projections are multiples of what equity research analysts have projected RBA’s capex projections are intellectually dishonest in their methodology, wildly punitive in their amount, and appear designed to depress RBA’s standalone valuation

RBA FORECAST VS. REALITY – COMPARED TO GUIDANCE

RBA Management replaced its original, apparently intellectually honest base case with a set of depressed projections well below its Evergreen Metrics to depress its own fairness opinion valuation

	RBA Proxy Base Case For Fairness Opinion	"True Base Case" *(Upside Case in Proxy)*	Evergreen Metrics
GTV Growth	5%	8%	High Single Digits to Low Teens
Service Revenue Growth	Not Disclosed	Not Disclosed	Low Double Digits to High Teens (~15% mid-point)
EBITDA Growth[(1)]	9.5%	14.0%	Greater Than Service Revenue Growth (~17% mid-point)
Operating Cash Flow	93% of Net Income	Not Disclosed	Greater than 100% of Adjusted Net Income

(1) Company guidance specifically for Non-GAAP Adj. Operating Income growth, whose growth rate is comparable to EBITDA over time.
Source: SEC Filings and Company Presentations.

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A HISTORY OF BEING WILLING TO SAY WHATEVER IT TAKES TO DO A DEAL • The RBA CFO’s prior career was as the CFO of Wheels Up (ticker: UP) since April 2018. In this role, he architected and oversaw the combination of Wheels Up with the Aspirational Consumer Lifestyle SPAC, where he provided five-year projections to garner investor interest • Projections put out by Mr. Jacobs to support the deal and confirmed as late as July 14, 2021 for 2021 EBITDA were ultimately missed by 3x or 201% • It appears the company will miss Mr. Jacobs’ 2022 EBITDA projection of $8M by ~$190M based on the first three quarters of 2022 and sell-side estimates for Q4 • Shares of Wheels Up stock are down 88% since its public listing in mid-2021 and down 75% during Mr. Jacobs tenure as CFO 81 0 2 4 6 8 10 12 14 Nov 13 2020 Nov 13 2021 Nov 13 2022 NYSE:UP Share Pricing Source: Wheels Up investor presentation and prospectus dated March 15, 2021. CapitalIQ 2022 consensus numbers. SPAC Projeciton Reality Difference 2021E 2022E 2021A 2022E 2021A 2022E Adj. EBITDA -$29 $8 -$87 -$185 -3.0x -24.2x Margin % -3.2% 0.7% -7.3% -12.2% In tandem with the RBA management and Board’s manipulating of their financial forecast, the RBA CFO’s misjudgment of forecasting at his prior CFO posting implies he is willing to say or support ‘whatever it takes’ to get a deal done, regardless of clear financial reality -90%

WHAT THE SHAM RBA FORECASTS ACCOMPLISH • Allows the bankers, board, and management team to justify issuing 72%(1) more shares due to a lower standalone value • Permits the management team to trumpet the accretion of the deal, given the depressed earnings assumptions of their standalone business • Gives the bankers numbers with which they can perform a fairness opinion, recommend the deal, and collect their fees • Grant management the opportunity to pursue their empire building • What it does not do is fairly represent the owners of the business 82 (1) Presents Starboard Preferred Security on as-converted basis. Source: SEC Filings and Company Presentations.

RECREATING THE DCF USED IN THE FAIRNESS OPINION

RBA MANAGEMENT DEPRESSED ITS FORECASTS TO MANIPULATE THE OUTCOME OF THE FAIRNESS OPINION

The deal did not make sense when using the original, True Base Case forecasts that represent management's actual view of RBA's future financial potential

- Using Goldman Sach's and Guggenheim's assumptions as disclosed in the proxy statement, we re-created the DCF analysis used to justify the fairness opinion

		Goldman Sachs			Guggenheim		
Scenario	Forecast Assumptions	Low	High	Mid	Low	High	Mid
Base Case	• Identical to Goldman Sachs / Guggenheim	$65	$86	$76	$57	$89	$73
True Base Case	• RBA "True Base Case" (Upside Forecast) used • Assumes same RBA cash tax rate, and same changes in WC and capex as % of sales as Base Case	$76	$102	$89	$67	$106	$86
True Base Case w/ Normalized Capex	• RBA "True Base Case" (Upside Forecast) used • Assumes same RBA cash tax rate as Base Case • Norm. capex of $45-50M per annum assumed and 2017-2021 avg. working capital as % sales	$79	$104	$92	$76	$118	$97
PF Combined Base Case	• Identical to Goldman Sachs / Guggenheim	$66	$99	$83	$57	$94	$75
PF Combined True Base Case	• RBA "True Base Case" (Upside Forecast) used • Assumes same RBA cash tax rate, and same changes in WC and capex as % of sales as Base Case	$72	$108	$90	$65	$106	$85
PF Combined True Base Case w/ Normalized Capex	• RBA "True Base Case" (Upside Forecast) used • Assumes same RBA cash tax rate as Base Case • Norm. capex of $45-50M per annum assumed and 2017-2021 avg. working capital as % sales	$73	$109	$91	$70	$112	$91

Source: SEC Filings.

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LUXOR

IAA PROXY FORECASTS

RBA MANAGEMENT TOOK THE AGGRESSIVE IAA MANAGEMENT FORECASTS AT FACE VALUE

"The used car market is beginning to regress from an artificial peak in prices created by COVID coupled with supply chain issues. We believe this creates a revenue headwind for IAA over the next several quarters and potentially longer."
— Janus Henderson Investors, Letter to the RBA Board, Jan 30th, 2023

IAA Forecasts By RBA Management

	2022E	2023E	2024E	2025E	2026E
Revenue	2,098	2,279	2,510	2,731	2,959
EBITDA	535	578	652	727	804
% Margin	*25.5%*	*25.4%*	*26.0%*	*26.6%*	*27.2%*
Unlevered FCF	252	266	308	363	392

IAA Forecasts By IAA Management

	2022E	2023E	2024E	2025E	2026E
Revenue	2,098	2,279	2,510	2,731	2,959
EBITDA	535	578	652	727	804
% Margin	*25.5%*	*25.4%*	*26.0%*	*26.6%*	*27.2%*
Unlevered FCF	252	266	307	362	390

Difference between RBA and IAA Management

	2022E	2023E	2024E	2025E	2026E
Revenue	-	-	-	-	-
EBITDA	-	-	-	-	-
Unlevered FCF	-	-	1	1	2

Source: SEC Filings.

- Despite the industry and IAA specific headwinds discussed, **IAA management put forth highly aggressive forecasts** for its own business in the proxy materials
- "**IAA's forecasts look aggressive to us**… management's forecasts for IAA Revenue, Gross Profit, EBITDA, and FCF were materially higher than consensus estimate"
  - — National Bank of Canada, December 14th, 2022
- The forecasts project nearly flat margins in 2023E followed by continued margin expansion, despite the fact that used car prices are falling which will be a headwind to salvage car industry fees and margins
- Far more disappointing, however, is the fact that **RBA management appears to have taken the sellers point of view in its "in-depth diligence"** by adopting the exact same forecasts that IAA management produced
- Matters are made even worse when considering the fact that **IAA has a history of missing estimates and forecasts**

84

LUXOR

RBA BOARD AND MANAGEMENT APPEAR TO HAVE "DEAL FEVER"

In the process of unsuccessfully seeking to close Euro Auctions, the largest acquisition in the Company's history, RBA management was already pursuing another one 7x the size

Aug 13th, 2021: IAA CEO (Kett) emails Ms. Fandozzi to ask if she was available to meet to discuss a potential business combination with IAA

Aug 8th, 2021: RBA announces $1.1B acquisition of Euro Auctions

The cost of deal fever: RBA mgmt. has spent ~$70M in acquisition expenses since 1Q 21, or ~1% of the RBA market cap!

Feb 19th, 2022: IAA CEO notifies Ms. Fandozzi that IAA was cancelling scheduled meetings due to IAA's need to focus on internal priorities

Mar 4th, 2022: UK Competition and Markets Authority refers RBA / Euro Auctions transaction to Phase 2 review

April 11th, 2022: RBA board holds meeting with management and Goldman Sachs to discuss developments regarding IAA and opportunity to submit an acquisition proposal

April 29th, 2022: RBA announced it would cancel the Euro Auction acquisition

May 6th 2022: RBA board, Ms. Fandozzi, and Goldman Sachs meet and RBA board expresses support for further discussions with IAA. RBA Board authorizes Ms. Fandozzi to contact IAA CEO (Kett) to propose re-visiting discussions

May 15th: Ms. Fandozzi contacts IAA CEO (Kett) to propose revisiting discussions regarding a potential transaction

Aug-21 | Sep-21 | Oct-21 | Nov-21 | Dec-21 | Jan-22 | Feb-22 | Mar-22 | Apr-22 | May-22 | June-22

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LUXOR

PLAYING FAST AND LOOSE WITH THE FACTS (I/III)

IT APPEARS RBA MANAGEMENT WILL SAY AND DO ANYTHING TO CLOSE THE IAA DEAL

Topic	What Management Said	Reality
"Top 10 Shareholder"	"So first of all, when we started going on the road, I'm happy to report that we've had a significant number, three major shareholders enter the stock since we started telling the story. **They will be three of the top ten**, very excited about the potential this combination will bring." — Ms. Fandozzi, Mad Money, Jan 25th 2023	• We believe this statement false and meant to mislead the market regarding support for the IAA Merger. The company subtly attempted to correct via a Bloomberg article 5 days later (see below) • "Ritchie has had 'extensive engagement' with shareholders since announcing the deal, including Starboard Value LP and '**three additional existing and new investors**' that bought its stock because they 'believe' in the benefits of the deal, a representative for Ritchie said in a statement."
Starboard Financing Intent	"We welcome Starboard's strategic investment in Ritchie Bros., which we believe **will provide us with additional financial flexibility**." — Company Press Release on Jan 23rd 2023	• The Starboard financing was meant to secure a public endorsement for the deal, quell shareholder dissent, and **gain an upper-hand in gathering ISS / Glass Lewis support** • Regardless of how the accountants view it, adding $485M of an expensive, debt-like instrument that cannot be retired for at least nine years is **not** "financial flexibility". This is **especially the case for a PF Combined entity that is project to have ~$3B net debt at close to 3X leverage.**
Whole-Cars	"**They haven't been allowed to compete in something called whole-car**. KAR owned Adessa and didn't want to set-up a competitor." — Ms. Fandozzi, BofA Meeting, Dec 2nd, 2022(1) Management has told investors that IAA has been precluded from competing in whole-car due to non-compete agreement with KAR	• IAA management has said numerous times that it does not view the non-compete agreement as a hinderance to competing in whole-cars as it simply must pay a royalty to KAR • "Yes. I mean the 2-plus years left on the non-compete, we'll kind of have to see what happens as that unfolds. **But we're undiminished in terms of how we are going to continue to attack that market**." — John Kett, IAA CEO, Q4 2021 Earnings Call
Diversification	"We will combine complementary businesses operating in adjacent verticals" — Ms. Fandozzi, Nov 7th, 2022 "IAA will increase our scale, allow us to diversify our business by entering the large vehicle market with a proven leader" — Ms. Fandozzi, Nov 7th, 2022	• "Ritchie Bros. is already comprised of many verticals…Each of these businesses leverages the Ritchie Bros. ecosystem... IAA adds a sub-vertical under Transportation, with a unique ability to both leverage and add to the Ritchie Bros. ecosystem." — Jan 25th 2023 letter to shareholders • **Management changes its tune on deal rationale based on whatever it believes people want to hear**

(1) Investor call hosted by BofA on Dec 2nd, 2022

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PLAYING FAST AND LOOSE WITH THE FACTS (II/III)

IT APPEARS RBA MANAGEMENT WILL SAY AND DO ANYTHING TO CLOSE THE IAA DEAL

Topic	What Management Said	Reality
New Deal Structure Intent	"What we heard from Ritchie Brothers shareholders is... can we get a little **less dilution in the mix**?" — Ms. Fandozzi, Mad Money, Jan 25th 2023 "In addition to Starboard, we are pleased that **Ancora, a large IAA shareholder now supports the combination** and is committed to voting in favor of the transaction." — Ms. Fandozzi, Mad Money, Jan 25th 2023	• Mgmt. claims that the new structure was designed to dilute RBA shareholders less and secure Ancora support • The new terms result in current RBA shareholders owning **0.1% more of the total company** (59.1% vs. 59.0%) • RBA proxy shows that **Ancora agreed to publicly support the transaction *well before* new deal terms were introduced** (on Dec 21st, 2022)
Satellite Yards	"This is why this acquisition is about an acceleration first and foremost…. **Has taken us 2 years to get to 24**. Want to get as close to consumers, want to lower costs of transportation and then need to staff them" — Ms. Fandozzi, BofA Meeting, Dec 2nd, 2022[1] Management implying that satellite yards are cumbersome and time consuming to open, thus IAA yards are needed	• "We can stand up yards and hire sales folks at a pretty good clip…We took 37 territories in the U.S., all in the proximity of our local yards" — 2022 RBA Investor Day • **Opening yards organically is quick and painless** and the reason it has taken 2 years is because RBA mgmt. has taken a "test and learn" approach to the opportunity
Standalone Forecasts	• The Proxy Statement "Base Case", **created in Oct-22**, has projected EBITDA growth **well below the Company's long-standing Evergreen guidance** • The Proxy Statement "Upside Case", **created in Aug-22**, has projected EBITDA growth at the bottom end of the company's long-standing Evergreen guidance of 15-20%	• **The Upside Case was created first and was the original Base Case** • Once RBA management decided it was hell-bent on doing the IAA deal, **they created a fake, artificially depressed stand-alone base case to justify doing the deal**
Starboard Preferred Terms	"[Starboard's convertible preferred shares] these shares **will not receive the cash dividend mentioned in the previous slide**." — Ms. Fandozzi on Jan 23rd 2023 call	• Starboard's Preferred Shares have **anti-dilution provisions that adjust the conversion price** for dividends in which they do not participate • Starboard receives 100% of the value of the special dividend via a conversion price adjustment

(1) Investor call hosted by BofA on Dec 2nd, 2022

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PLAYING FAST AND LOOSE WITH THE FACTS (III/III)

IT APPEARS RBA MANAGEMENT WILL SAY AND DO ANYTHING TO CLOSE THE IAA DEAL

Topic	What Management Said	Reality
Q4 2022 Results	"In connection with the upcoming transaction financing, Ritchie Bros. and **IAA expect to release preliminary unaudited full year results for GTV, revenue, net income and adjusted EBITDA** in advance of their respective full year earnings **releases that are in-line or above current FactSet mean consensus analyst estimates**." — RBA Press Release on Jan 23rd 2023	• IAA reported a preliminary Q4 revenue estimate of \$524M, \$11M lower than the Factset consensus estimate of \$535M
New Capex Methodology	• In the proxy, RBA management presented capex numbers in terms of **gross capital spending** • This **method does not consider RBA PP&E dispositions**, which are common and recurring cash flow streams that are used to fund gross capital spending	• In public filings before the proxy, RBA refers **to net capital spending**, which is gross capex less proceeds on dispositions of PP&E • RBA mgmt. clearly understands that net capex is more representative of the Company's true capital intensity • **Even IAA mgmt. used net capital spending to forecast RBA's business**, as it is the intellectually honest way to do so
Why Investors Don't Like IAA	"We knew that our investors knew very very little about the salvage space... when our investors heard cars, they assumed used cars and cyclicality." — Ms. Fandozzi, Jan 23rd 2023 Call **Management insulting shareholder knowledge base** and claiming the reason investors reacted so poorly to the deal was because they don't understand the salvage industry	• Three separate, large investors incremental to Luxor have publicly stated their opposition to the deal, and have cited IAA's weakening competitive position as rationale • Nearly 70% of RBA investors have owned IAA / CPRT / KAR in the past five years • **The problem for RBA management is not that investors don't understand IAA, it's that they do**
Using Forecasts When Historical Actuals Exist	"Also on January 21, 2023, the RBA board held a meeting with representatives of RBA management, Goldman Sachs, Guggenheim Securities...**It was noted that RBA management had determined that there were no material developments that, in their judgment, would require changes to the standalone forecasts for RBA and IAA**... from the ones previously authorized for use by Goldman Sachs and Guggenheim Securities in their respective financial analyses." — Form S-4/A Proxy Statement Filed Feb 9th, 2023	• **RBA management had Ritchie's Q4 results available** which materially beat the manipulated numbers implied by the updated proxy guidance • Despite having actual historical results available, **RBA management continued to use its original sham FY22 projections for the fairness opinions** that determine the appropriateness of issuing shares and doing the IAA Deal

Source: SEC filings.

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SUMMARY: A DEEPLY FLAWED AND MANIPULATED PROCESS 89 • The RBA Board oversaw a deeply flawed process, including the use of sham forecasts designed to suppress RBA’s valuation and support empire-building goals • For several years RBA management has touted its Evergreen Metrics which calls for mid-teens to 20% EBITDA(1) growth • After the IAA deal price was agreed and two weeks before the deal was announced, RBA manipulated the fairness opinion outcome by introducing a new operating case well below its Evergreen Metrics and ordering its advisors to rely on these estimates for its valuation • The exact same DCF analysis in the fairness opinion that utilizes the first and original RBA operating case in the deal process shows that the deal did not work • The RBA Board, in its extensive “diligence”, decided to take the sellers point of view and use the identical aggressive IAA forecasts that IAA management provided • VOTE NO to show the board that its dishonesty with shareholders regarding the business’s future prospects is unacceptable (1) Company guidance specifically for Non-GAAP Adj. Operating Income growth, whose growth rate is comparable to EBITDA over time.

90 AGENDA • Executive Summary • I: Ritchie Brothers Has Incredible Standalone Prospects • II: IAA Is A Second Tier Business Facing Significant Challenges • III: Combination Will Destroy Billions In RBA Shareholder Value • IV: Board Recommendation Based On Manipulated Forecast • V: RBA Board Responded To Opposition By Punishing Shareholders • Appendix

SUMMARY: RBA BOARD ATTEMPTED TO SQUASH DISSENT RATHER THAN LISTEN TO ITS OWNERS 91 • The proxy statement made it abundantly clear that the Board and management are not open to considering feedback and wish to force the deal through by any means necessary • Several large, long-term and prominent investors beyond Luxor have publicly come out in opposition to the deal • The only three RBA shareholders (excluding Starboard) who have come out in support of the deal are also IAA shareholders and have a clear conflict of interest in their desire to be bailed out from a failed investment in IAA • To that end, RBA bought a hollow endorsement from Starboard Value, an activist fund, by issuing an egregiously cheap security without seriously looking for alternatives, resulting in $99-154M of common shareholder wealth transfer • Starboard is misaligned with common shareholders and its effectiveness as a board member has been neutralized by a stand still agreement that forces it to vote for the current Board members • The amended merger terms include both a “carrot” inducement to shareholders in the form of a special dividend if they vote yes, and a “stick” of new economic costs to voting no

HOW OTHER RBA SHAREHOLDERS FEEL ABOUT THE IAA DEAL 92 • “At the core, we believe the merger would introduce a level of unnecessary risk for Ritchie Brothers shareholders…We believe the deal is a distraction from the core Ritchie Brothers strategy described by management…. The IAA business has been losing share over the last several years and may be structurally disadvantaged versus its main competitor, Copart.” ─ Janus Henderson Investors, Jan 30th, 2022 • “As long-term shareholders of RBA, we believe the proposed acquisition of IAA by RBA (the “Transaction”) will destroy significant value for RBA shareholders and is impossible to justify, especially in light of the extremely costly terms of the investment by Starboard Value LP that was required to move the Transaction forward.” ─ Deep Field Asset Management, Feb 3rd, 2022 • “In our view, the deal adds risk to Ritchie Bros, and added risk beyond just typical integration risk, as IAA had been a weakening asset relative to its larger peer Copart Inc.” ─ Vontobel Asset Management, Feb 6th, 2022 • “We believe that RBA's proposed acquisition of IAA, at the current deal terms, is a flawed transaction that burdens RBA shareholders with unnecessary risk without providing enough credible upside relative to the standalone RBA opportunity.” ─ Eminence Capital, Feb 15th, 2023 Luxor is not alone in its criticism of the IAA deal – a chorus of other RBA shareholder voices have also publicly announced their opposition

ONLY CONFLICTED RBA SHAREHOLDERS SUPPORT THE DEAL

The only investors who publicly support the RBA / IAA transaction have far more to lose if the deal is voted down than they have to gain


Economic Stake ($M)(1)
400
300
200
100
-
Ancora
IFP
Eagle Asset Mgmt.
RBA
IAA


Gain / Loss if Deal Voted Down ($M)(2)
50
-
(50)
(100)
Ancora
IFP
Eagle Asset Mgmt.
RBA
IAA

- The only three RBA investors (excl. Starboard) to publicly support the deal thus far are **also significant shareholders in IAA**
- We strongly believe that if the deal is voted down, **RBA shares will rise and IAA shares will fall sharply** given deteriorating performance
- Given the dual ownership, the **incentive alignment** of Ancora, IFP, and Eagle Asset Management **with other RBA common shareholders are at best unclear**
- If the deal is voted down and RBA shares rise +10% and IAA shares fall -30%, **Ancora**, **IFP and EAM will all lose money**

(1) Based on Feb 13th share prices. For RBA, all share counts based off recently publicly disclosed % ownership in press releases by the respective firms. For IAA, Ancora publicly disclosed % ownership used and for IFP and Eagle Asset Mgmt. the Q4 2022 13F filing was referenced.
(2) Based on Feb 13th share prices. Assumes RBA stock up +10% and IAA stock down -30%.
Source: Public articles. 13F Filings.

93
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94 RBA BOARD AND MANAGEMENT’S REACTION TO SHAREHOLDERS OPPOSING THE DEAL The Board and Management do not appear open to considering feedback from owners and are instead intent on forcing through the deal by whatever means necessary Excerpt From The Proxy Implication “Also on December 21, 2022, the RBA board held a meeting with representatives of RBA management. At this meeting, RBA management reviewed with the RBA board the shareholder feedback received with respect to the IAA transaction and potential challenges in obtaining the required shareholder approvals to close the transaction. The meeting participants discussed potential alternative transaction structures in light of the shareholder feedback and related considerations, including a preliminary transaction timeline.” “Later on December 22, 2022, the IAA board held a meeting with representatives of IAA management, J.P. Morgan, Cooley, Latham and Edelman in attendance to discuss the status of the transaction. Mr. Kett provided an update regarding RBA’s engagement with its shareholders and assessment of the risks to the consummation of the transaction, noting that Ms. Fandozzi had indicated that the RBA board remained committed to the transaction.” “On January 4, 2023…The meeting participants also discussed the impact of the potential Starboard investment on a revised transaction with IAA, and it was noted that IAA’s consent to the Starboard investment was required under the terms of the original merger agreement.” Management received significant negative shareholder feedback on the IAA deal, posing challenges to the deal closing Instead of listening to shareholders, RBA management discussed “alternative structures” to force the deal through RBA Management tells IAA Board that they are committed to a decision that their own shareholders have negatively opined upon RBA Management discusses using Starboard’s investment as a public endorsement of the deal to quell shareholder dissent Source: SEC Filings.

THE BOARD ACTIVELY WORKED AGAINST RBA SHAREHOLDERS WITH THE STARBOARD PREFERRED FINANCING 95 The board actively worked against common holders, giving away shareholder capital, to purchase the endorsement of Starboard • Instead of listening to broad-based shareholder concerns regarding the IAA deal and engaging on the merits with constituents, the Board further harmed their common shareholders by transferring in excess of $99-154M to a third party who had never been invested in the Company • 97% of Starboard’s investment is in a senior Preferred Equity security that has the comparable upside as the common equity, while providing full downside protection, and interest ─ Particularly insulting is the fact that while Starboard will participate with regular shareholders in quarterly common dividends, they have a 27 cent per share floor, meaning they do not participate in the downside if dividends are reduced to common shareholders for any reason • Starboard’s incentives are to take as much risk as possible since they do not share the same downside as common shareholders. They are not a shareholder representative • Through covering IAA’s expenses and paying Starboard back at 102 of Par, the Board has created a negative economic outcome to shareholders of up to $15M if they choose to terminate the merger

SPECIAL DIVIDEND = SHAREHOLDER COERCION 96 Account name redacted • Given its cash position, high cash generation, and under-levered capital structure, RBA has the ability to pay a special dividend at any time • Offering a special dividend to shareholders only if they vote in favor of the deal is a thinly veiled pay-off Source: Twitter.

STARBOARD’S SWEETHEART DEAL 97 The Board’s actions are worse than greenmail – the Board is using a sweetheart security and a board seat to buy support and quell dissent from long-term common shareholders • By her own admission, Ms. Fandozzi (RBA CEO) characterized her relationship with Jeff Smith as someone “who I have known for a very long time” • The proxy statement filing shows absolutely no attempt by RBA management to find an alternative to Starboard’s wildly expensive financing from any other firm • It appears that the RBA Board and Management have given a gift to a long-time acquaintance for reasons completely divorced from long-term common shareholder economics • This egregious financing directly transfers $99-154M of common shareholder wealth to Starboard, which Ms. Fandozzi characterizes as a “fantastic outcome for shareholders” • Ann Fandozzi claimed that the primary driver behind the Starboard financing was to reduce dilution to common equity holders; this is masking the truth when one considers that RBA shareholders will go from owning 59.0% of the combined entity to 59.1% • Starboard’s security is structured such that it risks no downside while capturing superior returns to common shareholders • The rich terms of the security and proxy statement disclosures make it clear there was no serious attempt to achieve better terms on Starboard’s preferred security from any other party

95 97 99 101 103 105 Indexed Price Performance RBA NASDAQ SPY RBA PRICE PERFORMANCE AND STARBOARD INVOLVEMENT RBA PRICE FELL IN THE WEEK FOLLOWING STARBOARD’S INVESTMENT WHILE THE INDEXES ROSE 98 …RBA Stock Fell Following Starboard’s Investment …And Also Underperformed the Indexes… Starboard Investment Starboard Investment …Despite Indicating Strong Q4 Results… “Ritchie Bros. and IAA will each announce fourth quarter financial results in mid to late February. In connection with the upcoming transaction financing, Ritchie Bros. and IAA expect to release preliminary unaudited full year results for GTV, revenue, net income and adjusted EBITDA in advance of their respective full year earnings releases that are in-line or above current FactSet mean consensus analyst estimates.” ─ RBA press release on Jan 23rd, 2023 54 55 56 57 58 59 60 61 62 RBA Stock Price ($) Janus opposes deal Janus opposes deal …Implying Starboard’s involvement had a negative impact Jan 20th Close Price 60.17 SPY Performance 1.2% RBA Earnings Performance 4.0% Predicted RBA Stock Move 5.2% Predicted Jan 23rd Close Price 63.32 Actual Jan 23rd Close Price 61.49 Starboard Investment Effect (3%) RBA stock reacted negatively to Starboard’s value destructive and maligned investment RBA pre-announces on Jan 23rd that it expects to release strong Q4 results Source: Company Press Releases

STARBOARD SENIOR PREFERRED'S EXPENSIVE TERMS

For further elimination of doubt regarding the financial implications of the Starboard Senior Preferred and the financial handcuffs placed on RBA shareholders, we provide a more detailed walk-through of the dividend calculations of this inordinately expensive instrument

- It is common for fixed income securities to be issued in $1,000 or $1 denominations. In the illustration below, **every $1,000 of *par value* of the Starboard Senior Preferred would convert into 13.7 shares of RBA i.e., $1,000 divided by $73[1].**
- On a quarterly basis, these shares are therefore entitled to $0.27/share.

Par value of Preferred	$1,000	<-- this is not the same as the total issue size of $485M
Conversion price	$73	
RBA Shares at Conversion	13.70	
Quarterly common div/share	$0.27	
Quarterly dividends received	$3.70	<-- 13.70 x $0.27
Additional quarterly yield	0.370%	<-- $3.70 / $1,000 par value

- Added to the 5.5% coupon of the Starboard Senior Preferred, the annual coupon is 5.5% + (0.37% x 4) or **6.979%**.
- This *conservatively* ignores the benefit of intra-year compounding via reinvestment of quarterly dividends and a history of growing the common dividend over time
- Although not disclosed in its January 23, 2023 presentation to investors regarding the Starboard Senior Preferred financing, this instrument also carries a substantial and formulaic "Make-Whole penalty" during the next nine years. As an indication of its terms, Starboard would receive >$90mm if RBA is acquired near current trading levels in the next few years, and >$100mm with less than a 10% premium to the current share price

(1) As described separately, the conversion price of the Starboard Senior Preferred will be reduced through the anti-dilution adjustment.
Source: SEC Filings.

99

LUXOR

THIRD PARTIES HAVE CONFIRMED LUXOR'S ANALYSIS

Market checks confirm the Starboard Preferred security would trade at 121-132% of par given their highly attractive terms; this equates to <u>$99-154M</u> of value transfer coming directly out of common shareholders' pockets

- RBA has attempted to discredit the comments regarding the richness of Starboard's paper provided by Luxor as "fun with numbers Black-Scholes math"
- We asked the fixed income trading desks of **four of the largest, most well respected, and publicly listed Wall Street investment banks** how this instrument[1] would be priced (relative to par) based on the relevant financial terms (laid out below) and at various credit spreads[2]

Assumptions	
Total Coupon	7%
Maturity	9 Years
Initial Premium	21%
Non-Callable Period	3 Years
Forced Conversion In Yrs 3-7	190%
Forced Conversion In Yrs 7-9	175%
Common Dividend Yield	1.8%
Borrow Cost	0.5%
Implied Vol.	35%

% Par Value At Various Credit Spreads

	Credit Spread		
	300	**450**	**600**
Bulge Bracket Bank #1	133	126	121
Bulge Bracket Bank #2	129	123	119
Bulge Bracket Bank #3	136	129	124
Bulge Bracket Bank #4	129	123	118
Average	**132**	**125**	**121**
Starboard Profit	**154**	**122**	**99**

- The above assumptions conservatively assume the RBA common share dividends *do not* increase over the next nine years in contrast to the 9.7% CAGR of the per share dividend in the past five years

(1) Luxor did not disclose the issuer of the security

(2) The credit spread is the difference in yield between bonds of a similar maturity but with different credit quality. Spread is measured in basis points. Typically, it is calculated as the difference between the yield on a corporate bond and the benchmark rate.

100

LUXOR

STARBOARD VS. COMMON EQUITY INVESTORS RETURN

STARBOARD DOES BETTER THAN COMMON EQUITY INVESTORS OVER TIME, WITH ZERO DOWNSIDE

Starboard's financing in six words: Heads I win, tails you lose!

Nine Year Returns At Various Prices		
RBA Stock Price	**Starboard Total Return**	**RBA Common Total Return**
$ 25	*64.6%*	*(36.3%)*
$ 50	*64.6%*	*3.3%*
$ 75	*67.3%*	*43.0%*
$ 100	*101.5%*	*82.6%*
$ 125	*135.8%*	*122.3%*
$ 150	*170.0%*	*161.9%*
$ 175	*204.3%*	*201.6%*

- **Starboard better returns** vs. long-term common shareholders over time, regardless of where the stock goes
- This means that **Starboard is incentivized to take as much risk as possible** given it has zero downside like common equity investors
- If Starboard believed in the deal so much, **they could have purchased material common stock at any time**, but have not
- This investment shows a clear lack of concern for common shareholder interests by the Board and management

Note: Based on Feb 13th RBA stock price. Analysis assumes a 9% growth rate in RBA common dividends, consistent with long-term historical trends.
Source: SEC Filings.

101

LUXOR

STARBOARD SENIOR PREFERRED “FINANCIAL FLEXIBILITY” THIS INSTRUMENT’S HIGH AND ESCALATING COST IS THE POLAR OPPOSITE OF FINANCIAL FLEXIBILITY • RBA management has surprisingly touted the benefit of the Starboard Senior Preferred shares as being perpetual in nature, thereby offering “financial flexibility” • However, this inordinately expensive day 1 coupon of 6.979% will grow directly in tandem with common shareholder dividends, and sticks RBA with an unreasonably high financial burden that an unconflicted board would never have signed up for • Using the 5 year CAGR for RBA’s historical common stock dividend of 9.69%, this would imply an annual interest rate of 8.6% by its first realistically callable date in nine years 102 There is no appetite by RBA shareholders for their company to be completely stuck paying 7.0- 8.6%/year to Starboard or any hedge fund for the next nine (!) years. (1) As described separately, the conversion price of the Starboard Senior Preferred will be reduced by the $1.08/share special dividend adjustment, and thus is assumed to be $71.92 for illustrative purposes (the actual adjustment is based on the ex-dividend date trading level of RBA stock. Source: SEC Filings.

STARBOARD’S FREE OPTION 103 Should Starboard support the deal? Starboard makes $10M Starboard makes $99-154M Deal voted down Deal closes Starboard is incentivized to support the deal and say whatever is required to push it over the finish line regardless of whether it is in the interest of common shareholders “Show me the incentive, and I’ll show you the outcome.” - Charlie Munger Source: SEC Filings.

RBA BUYING STARBOARD’S ENDORSEMENT IS A BOX REPEAT 104 “Starboard also has agreed that, during the Standstill Period, it will not vote any shares beneficially owned by it against (including through a “withhold” vote) any of the Company’s nominees for director, including any continuing director, or the Board’s recommendation with respect to any other Company proposal or shareholder proposal or nomination presented at an annual or special meeting of shareholders.” ─RBA 8-K filing on Jan 22nd, 2023 Starboard MUST Vote With The Board • Starboard is forced to vote with management and the board, who collectively own less than 0.1% of the Company... and they are supposed to be a representative of common shareholders? • It seems Starboard learned from KKR: If you can’t beat ‘em, join ‘em! Starboard’s Hypocrisy – What Happened at Box Inc. • In 2021, Starboard nominated a slate of directors at Box, seeking to make changes on the Board • Shortly thereafter, Box received a $500M preferred equity investment from KKR which forced KKR to vote with the Box board / management • Starboard harshly criticized this as a “transparent act of entrenchment” by the Box Board • Starboard’s hypocrisy: Rules for thee but not for me “We strongly believe that Box had no need for the capital and that the transaction was specifically designed as an entrenchment mechanism meant to ‘buy the vote’…Box executed the Preferred Financing to change the composition of the stockholder base to be more in its favor in the midst of a potential election contest" ─Starboard “Unlocking Value at Box” Presentation in August 2021 The Board has bought Starboard’s vote with this Sweetheart deal. This is the same egregious governance failure that Starboard so loudly protested when it was a Box shareholder Source: SEC Filings.

SUMMARY: RBA BOARD WOULD RATHER SQUASH DISSENT THAN LISTEN TO ITS OWNERS 105 • The proxy statement made it abundantly clear that the Board and management are not open to feedback and wish to “force the deal through” by any means necessary • Several large, long-term and prominent investors beyond Luxor have publicly come out in opposition to the deal • The only three RBA shareholders (excl. Starboard) who have come out in support of the deal are also IAA shareholders and have a clear conflict of interest in their desire to be bailed out from a failed investment in IAA • To that end, RBA bought a hollow endorsement from Starboard Value, an activist fund, by issuing an egregiously cheap security without seriously looking for alternatives, resulting in $99-154M of common shareholder wealth transfer • Starboard is misaligned with common shareholders and its effectiveness as a board member has been neutralized by a stand still agreement that forces it to vote for the current Board members • The amended merger terms include both a “carrot” inducement to shareholders in a special dividend if they vote yes, and a “stick” of new economic costs to voting no

106 AGENDA • Executive Summary • I: Ritchie Brothers Has Incredible Standalone Prospects • II: IAA Is A Second Tier Business Facing Significant Challenges • III: Combination Will Destroy Billions In RBA Shareholder Value • IV: Board Recommendation Based On Manipulated Forecast • V: RBA Board Responded To Opposition By Punishing Shareholders • Appendix

107 APPENDIX • Executive Summary • I: Ritchie Brothers Has Incredible Standalone Prospects • II: IAA Is A Second Tier Business Facing Significant Challenges • III: Combination Will Destroy Billions In RBA Shareholder Value • IV: Board Recommendation Based On Manipulated Forecast • V: RBA Board Responded To Opposition By Punishing Shareholders

RITCHIE LIST OPPORTUNITY RITCHIE LIST PRESENTS A GROWING OPPORTUNITY TO ADD AN ENORMOUS AMOUNT OF HIGH MARGIN REVENUE 108 RBA vs. Machinery Trader • RBA’s largest competitor in the P2P market offers a clunky user interface and antiquated business practices • Ritchie List initially had ~35-40K listings and ~20K monthly visits, and has since doubled listings from launch and has grown traffic by 10x • Ritchie List is rapidly overtaking Machinery Trader as the dominant P2P marketplace with a superior product and integrated services • Today, we believe Ritchie List generates $10M of run-rate revenue while only charging 30 cents per listing per day (vs. $39 per day for Machinery Trader) and with limited adjacent revenue • If Ritchie List pricing were on par with Machinery Trader’s, this would add well over $500M of high margin revenue with today’s listing volumes Source: Similarweb, Westside Data Analytics. - 50,000 100,000 150,000 200,000 - 20,000 40,000 60,000 80,000 100,000 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 7 Day Average Listings RBA (Left Axis) Machinery Trader (Right Axis) - 500,000 1,000,000 1,500,000 2,000,000 - 50,000 100,000 150,000 200,000 250,000 Monthly Website Visits RBA (Left Axis) Machinery Trader (Right Axis)

SMARTEQUIP OPPORTUNITY (I/III) SMARTEQUIP IS A DOMINANT SOFTWARE COMPANY IN THE EQUIPMENT PARTS AND MAINTENANCE SPACE 109 • SmartEquip is the central database of equipment catalogs, offering an e-commerce checkout experience, and critically, the pipes connecting OEMs to allow for a convenient user experience • It is the dominant software connecting equipment owners with OEMs and dealers who sell parts Source: Company Presentations.

SMARTEQUIP OPPORTUNITY (II/III)

SMARTEQUIP INTRODUCES THE ABILITY TO CROSS-SELL PARTS AND SERVICES AT AUCTION

SmartEquip was acquired in Sep-21 and is yet to be integrated into RBA to drive services across the marketplace. This is where the attention of management should be focused.



Data Monetization
TBD
ROUSE
Close Dec '20
Appraisal & Inspection Services
$2B - $4B
(Annual Revenue)
rb Inspection Services
Parts and Services
$100B - $150B
(Annual Revenue)
SmartEquip
Closed Nov '21
Financial Services
$25B - $35B
(Annual Revenue)
rb Financial Services
Asset Management
TBD
rb Asset Solutions
Global Listings
35M listing per year
+$75M Direct Annual Revenue Opportunity
mascus
rb RITCHIE LIST
Launched Sept '21
Advertising and Search
TBD

Source: Ritchie Bros. internal estimates

- SmartEquip is currently a small business, run-rating ~$20M of high margin software revenue, but **substantial opportunity lies in the integration** with other parts of Ritchie's business
- Ritchie can cross-sell **parts** in its core auction business, as it can recommend the correct and required replacement parts to buyers of used equipment once a purchase has been made
- SmartEquip's role in storing service information and tracking equipment lifecycles allows Ritchie to cross-sell **services** such as appraisal, inspection, and asset servicing contracts at auction
- The combination of parts and services represent a **TAM of $100-150B** that Ritchie Brothers can now attack

Source: Company Presentations.

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LUXOR

SMARTEQUIP OPPORTUNITY (III/III) INTEGRATION INTO IMS PROVIDES MONETIZATION OPPORTUNITIES THROUGHOUT THE LIFE OF THE EQUIPMENT 111 • Over the last several years, RBA has been rolling out its IMS software which allows users to: ─ Track their equipment's utilization ─ Easily access data on the valuation of equipment by leveraging RBA auction prices and Rouse pricing data ─ Seamlessly list their equipment for sale through any of the RBA platforms or their own websites • The adoption of this software has been growing rapidly with organizations using it up 26x since Q1 2021, and most recently up 42% q/q in Q3, but has yet to flow through financial results as there is minimal revenue generated from the IMS itself • In the future, IMS will also allow for monetization of additional services such as re-financing, inspections, appraisals, parts, etc. at the click of a button • These additional services opportunities are being integrated across the ecosystem today but are yet to be deployed and monetized • We view IMS as a gateway to drive revenue from all the additional offerings and services that RBA can bring to bear

SERVICES OPPORTUNITY (I/III) INSPECTION REPORTS ALONE REPRESENT A $100M+ EBITDA OPPORTUNITY 112 • One example of how RBA can bring services to bear is a recent test launched whereby the Company offered inspection reports • Inspection reports provide a more a more detailed assessment of equipment going to auction for buyers to purchase for a few hundred dollars • When paying tens or hundreds of thousands of dollars for equipment, it is only logical to assume a buyer would not wish to be at an information disadvantage to other bidders, and we therefore expect such reports to be sold to multiple bidders for each piece of large equipment • If we are correct in this assumption, with well over 200,000 core pieces of equipment that transact each year, and 3 reports per piece of equipment at $200 per report, this alone represents a $100M+ EBITDA opportunity

SERVICES OPPORTUNITY (II/III) FINANCIAL SERVICES REPRESENTS A HIGH MARGIN REVENUE OPPORTUNITY IN THE HUNDREDS OF MILLIONS OF DOLLARS 113 • Another such example is the extension of Ritchie Brothers Financial Services (“RBFS”), a marketplace connecting lenders and buyers of equipment that need financing • Today, the vast majority of the RBFS use case is through transactions, both on the Ritchie Brothers marketplaces and through third party transactions • With a fully developed IMS, Ritchie Brothers would have the ability to help equipment owners finance their ownership throughout the life cycle on both a portfolio and individual equipment level • Furthermore, Ritchie Brothers will be able to able to offer adjacent services outside of just transactions to equipment owners at any point in the life cycle whenever inspections, appraisals, parts, financing, or other services are needed • This creates the opportunity to generate hundreds of millions of dollars of high margin revenue Source: Company Presentations.

SERVICES OPPORTUNITY (III/III) RITCHIE BROTHERS CAN ALSO MONETIZE SEARCH AND ADVERTISING, BUT PRODUCT FUNCTIONALITY WORK IS NEEDED 114 • It is common for both listings and transactional marketplaces to monetize search and display advertising • Sellers are often willing to pay advertising dollars to ensure their goods are prioritized in search results for faster conversion • Sellers also commonly pay for “bump ups” or “sponsored slots” that give them better visibility on certain pages or filter results • However, a cursory exploration of Ritchie’s website shows that work is needed on product functionality to unlock this opportunity Work is required: When searching “Tractor”, the first result should be a tractor, not a truck Source: Search results for “Tractor” on https://www.rbauction.com/.

EVERGREEN METRICS VS. RBA HISTORICAL PERFORMANCE 115 Evergreen Metrics 2019 – LTM Sep-22 Actual CAGR(2) GTV Growth High Single Digits to Low Teens 5% Service Revenue Growth Low Double Digits to High Teens 9% EBITDA Growth(1) Greater Than Service Revenue Growth 14% Operating Cash Flow Greater than 100% of Adjusted Net Income 173% (1) Evergreen metric based on Non-GAAP Adjusted Operating Income, but applied to EBITDA for comparison purposes. Evergreen Metrics applies to fiscal years 2019 and onwards. (2) For Operating Cash Flow, this is a percentage of Adj. Net Income, not CAGR. Source: SEC Filings and Company Presentations. RBA has consistently met the low-end of its EBITDA Evergreen Metrics over time, and we expect the Company to meet or exceed it in the future

116 APPENDIX • Executive Summary • I: Ritchie Brothers Has Incredible Standalone Prospects • II: IAA Is A Second Tier Business Facing Significant Challenges • III: Combination Will Destroy Billions In RBA Shareholder Value • IV: Board Recommendation Based On Manipulated Forecast • V: RBA Board Responded To Opposition By Punishing Shareholders

COPART VS. IAA INTERNATIONAL WEBSITE TRAFFIC COPART HAS OVER 2.5X THE INTERNATIONAL TRAFFIC OF IAA 117 Source: Similarweb data of IAA and Copart websites from December 2019 to December 2022. • Copart has a multiple of the international website traffic vs. IAA and it appears the gap has been recently accelerating • International traffic has the highest amount of “rebuilders” who attempt to refurbish purchased cars for use or re-sale • Due to their high value use case, rebuilders are commonly able to pay the most at auction • Copart’s higher international / rebuilder traffic means it will consistently achieve higher returns at auction vs. IAA, putting IAA at a severe competitive disadvantage • Sellers will choose Copart since they can get better auction prices, and Copart can invest more in its business vs. IAA given it will earn higher fees on average per auction - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 9,000,000 10,000,000 Dec-19 Feb-20 Apr-20 Jun-20 Aug-20 Oct-20 Dec-20 Feb-21 Apr-21 Jun-21 Aug-21 Oct-21 Dec-21 Feb-22 Apr-22 Jun-22 Aug-22 Oct-22 Dec-22 Total Website Visits Excluding United States and Canada IAA Total Copart Total

COPART ON THE IMPORTANCE OF INVESTMENT 118 Question from Analyst: you talked about expanding the previously announced land acquisition plans. Can you talk about maybe trends you're seeing in those markets? Answer: Simply, growth in volume. It's kind of funny. I used to be on the finance side and I was always arguing that you need to operate yards at 100% capacity. And for the 6 weeks during the time of the year where you have peak, you just operate inefficiently. That doesn't work. On the off side, you have to have a certain amount of excess capacity. And now as we enter an environment where we're having CAT situations more frequently for whatever reason, it amplifies the need to have excess capacity in terms of land to adequately serve our insurance customers. And so because of that, we're -- because of the increase in volume, because of the increase in CATs and because of the growth in our market share, we find ourselves in a position where we really need to expand our network of facilities. ─ Copart CEO, Q4 2016 Earnings Call • In 2016, Copart recognized a then two-year trend of increasing salvage frequency, driven by a myriad of factors • Copart understood that in order to appropriately service the growing salvage car volumes and maintain its competitive stance, it must invest aggressively in land acquisition to expand its footprint and capacity • Since 2016, IAA has consistently lost share to Copart due to a continuous lack of adequate investment Copart has been re-investing back into its business enormously for 7 years

IAA AND COPART SERVICE REVENUE PER UNIT

IAA RECEIVES LOWER ASPS AT AUCTION AND THEREFORE MUST OFFER LOWER FEES TO SELLERS

- Using Yipitdata on U.S. unit volumes and reported U.S. Service Revenues, we were able to compare CPRT and IAA units, service revenues, and service revenue per unit
- The data shows that **CPRT service revenue per unit was +18% higher than IAA in 2021**
- One driver of outperformance of CPRT over IAA is that CPRT has a significantly larger pool of international buyers, which **often include rebuilders that purchase cars for refurbishment and re-sale and CPRT therefore can afford to pay higher ASPs**
- Since IAA generates lower ASPs at auction for sellers, including its insurance customers**, it must also offer lower seller fees** to remain a competitive total seller return against Copart
- **We suspect that IAA has given concessions on seller fees to insurance customers** as Copart continues to out-compete and provide higher ASPs and returns to buyers due to the strength of its marketplace liquidity and network effects

	IAA			CPRT			CPRT / IAA Delta	
	CY19	CY21	Delta	CY19	CY21	Delta	CY19	CY21
Units (M)	2.4	2.1	(12%)	2.8	2.9	6%	17%	40%
U.S. Service Revenues	1,196	1,429	19%	1,710	2,323	36%	43%	63%
Revenue Per Unit	505	682	35%	616	792	29%	22%	16%

Note: Copart Calendar Years are defined as February through January of the following year and Yipit Data. For example, Copart CY21 includes reported figures for months including Feb-21 through Jan-22 and yipitdata unit volumes from Feb-21 through Jan-22.
Source: Yipitdata, Luxor Adjusted. SEC Filings.

119

LUXOR

COPART’S GROWING DOMINANCE THE GAP BETWEEN COPART AND IAA WILL CONTINUE TO GROW AS INSURANCE PROVIDERS CONTINUE TO CONSOLIDATE VOLUMES WITH COPART 120 • We view the local share shifts as a microcosm of broader industry trends • 3 of the top 10 insurers have moved over to practically exclusive service in several states in the past 5 years • Copart has now has >70% share in states covering 64M people ─ Number of states went from 4 to 15 • IAA now has >70% share in states covering 2M people, down from 26M people six years ago ─Number of states went from 9 to 4 • Copart is clearly outcompeting IAA in one market after another • Copart’s increasing density of operations will continue to drive improved service and higher margins 0 10 20 30 40 50 60 70 80 90 Nov-16 Mar-17 Jul-17 Nov-17 Mar-18 Jul-18 Nov-18 Mar-19 Jul-19 Nov-19 Mar-20 Jul-20 Nov-20 Mar-21 Jul-21 Nov-21 Mar-22 Jul-22 Nov-22 Population (M) U.S. Population In States with >70% Market Share Copart IAA IAA begins losing GEICO volumes Source: Yipitdata. SEC Filings.

“I think we've been consistent about our messaging around the vehicles that qualify under that non-compete royalty agreement, we continue to sell hard at that. We believe that here we are, we're 3 years into the 5 years. We continue to service that market and the period of time remaining, obviously falls every day. So we do see growth opportunity in that market.” ─ John W. Kett, IAA President & CEO, on non-salvage / whole cars (Q1 2022 Earnings Call) “I think one of the things happened in the pandemic was that there was some disruption in the whole car market, which gave us an opportunity to really capitalize on that, and we continue to build on that.” ─ John W. Kett, IAA President & CEO, on non-salvage / whole cars (Q1 2021 Earnings Call) IAA AND THE WHOLE CAR “OPPORTUNITY” 121 Source: IAA earnings call transcripts. • RBA management cites the ability to expand into whole cars as an opportunity for IAA • RBA has also claimed that IAA has been precluded from competing in the whole-car space due to its non-compete with KAR which expires in July 2024 • Contrary to indications from RBA management, IAA already actively operates in the whole-car space • As shown by their own statements, IAA management has made it clear that it not only competes in the whole-car space, but is actively trying to grow it

SIMILAR NON-SALVAGE BUSINESSES 122 Source: Yipitdata. Note: Whole-car assumed to mean “Clear Title” for IAA and “Clean Title” for Copart. 10% 12% 14% 16% 18% 20% 22% 24% 26% Dec-16 Apr-17 Aug-17 Dec-17 Apr-18 Aug-18 Dec-18 Apr-19 Aug-19 Dec-19 Apr-20 Aug-20 Dec-20 Apr-21 Aug-21 Dec-21 Apr-22 Aug-22 Dec-22 IAA vs. Copart - Volume Mix of Clear / Clean Title CPRT IAA • RBA and IAA mgmt. have attempted to “explain away” IAA’s market share losses by claiming that share losses have been driven primarily by non-salvage volumes • Contrary to managements’ claims, analysis of data on IAA and CPRT shows no discernable difference in mix of non-salvage volumes over time • If Copart was gaining share merely due to outperformance in non-salvage cars, its mix of non-salvage volumes should have increased relative to IAA over time • In fact, the opposite appears to have happened, with Copart’s mix of non-salvage volumes now lower than IAA

123 APPENDIX • Executive Summary • I: Ritchie Brothers Has Incredible Standalone Prospects • II: IAA Is A Second Tier Business Facing Significant Challenges • III: Combination Will Destroy Billions In RBA Shareholder Value • IV: Board Recommendation Based On Manipulated Forecast • V: RBA Board Responded To Opposition By Punishing Shareholders

STOCK PRICE DECLINE IN RESPONSE TO DEAL IS LARGER THAN IT FIRST APPEARS 124 RBA has historically outperformed the SPY by 4% when beating consensus EBITDA estimates… …Implying that the actual stock price response to the IAA deal was -22% RBA beat Q3 EBITDA by +24% vs. historical +19% beat average Earnings Date Quarter RBA EBITDA Beat (Miss) RBA Price Performance vs. SPY August 5, 2022 Q2 22 7% (7%) May 10, 2022 Q1 22 57% 12% May 18, 2022 Q4 21 (10%) 2 % November 5, 2021 Q3 21 20% 8 % August 6, 2021 Q2 21 (4%) (2%) May 11, 2021 Q1 21 2% (2%) February 19, 2021 Q4 20 (1%) (7%) November 6, 2020 Q3 20 35% 10% August 7, 2020 Q2 20 32% 14% May 8, 2020 Q1 20 10% (1%) February 28, 2020 Q4 19 8% (1%) November 8, 2019 Q3 19 (1%) (1%) August 9, 2019 Q2 19 7% 6 % May 10, 2019 Q1 19 (11%) (4%) March 1, 2019 Q4 18 (4%) (2%) November 9, 2018 Q3 18 (6%) 7 % August 10, 2018 Q2 18 9% 9 % May 11, 2018 Q1 18 1% (3%) February 27, 2018 Q4 17 8% (0%) November 10, 2017 Q3 17 (29%) (10%) August 8, 2017 Q2 17 51% 9 % May 5, 2017 Q1 17 (24%) (4%) Average Beat 19% 4% Average Miss (10%) (2%) Source: Bloomberg. Nov 4th Close Price 62.32 SPY Performance 1.0% RBA Earnings Performance 5.2% Predicted RBA Stock Move 6.2% Predicted Nov 7th Close Price 66.16 Actual Nov 7th Close Price 51.29 IAA Deal Effect (22%)

IAA AND RBA FOOTPRINT

RBA'S "SYNERGISTIC" FOOTPRINT IS MINISCULE VS. IAA'S EXISTING ACREAGE AND CANNOT SOLVE ITS PROBLEMS

CAT Response is Further Enhanced By RBA's Footprint and Capabilities

- ***Provides IAA Access to RBA's ~200+ Acre Orlando, Florida site and ~250+ Acres at Houston & Dallas, Texas Sites***
- ***Potential to Utilize Other RBA Yards in CAT Zones as "Storage / Triage" During CAT Events***
- ***Key Relationships with Heavy Equipment and Logistics Networks to Supplement IAA's Tow Network***
- ***Trained, Experienced Pool of Human Capital and Operational Resources to Supplement IAA Efforts***
- ***Robust Capabilities in Managing Complex, Large Scale Events***

- RBA management touts that its combined **~450 acres of land** can improve IAA's CAT operations
- Puzzlingly, management also discloses that **IAA has 10,000 acres of total capacity today**
- RBA's total "synergistic" contribution to IAA represents approximately **~4.5% of IAA's existing footprint**
- If IAA could solve its CAT response problems by adding ~4-5% incremental capacity, **it would have already done so**

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126 APPENDIX • Executive Summary • I: Ritchie Brothers Has Incredible Standalone Prospects • II: IAA Is A Second Tier Business Facing Significant Challenges • III: Combination Will Destroy Billions In RBA Shareholder Value • IV: Board Recommendation Based On Manipulated Forecast • V: RBA Board Responded To Opposition By Punishing Shareholders

HOW THE PROCESS FOR RBA’S PROXY PROJECTIONS WAS DEEPLY FLAWED - DETAIL 127 Excerpt From The Proxy Implication “The RBA board approved five-year standalone forecasts for RBA (the “RBA base case forecasts”) for purposes of the respective financial analyses of Goldman Sachs and Guggenheim Securities. The RBA base case forecasts also were used by RBA management in connection with obtaining the financing for the mergers. In addition, RBA management prepared forecasts reflecting their more aspirational targets for the RBA business over such five-year period, including more positive assumptions regarding growth in gross transaction value (“GTV”) over such period (the “RBA upside forecasts”).” Management provided two forecasts to shareholders in the proxy: a base case forecast, and an upside forecast “RBA management also reviewed with the RBA board the five-year standalone base case forecasts for RBA, the standalone forecasts for IAA as assessed by RBA management, the estimated cost synergies for the potential transaction, and pro forma forecasts for the combined company based on the foregoing, in each case to be used by Goldman Sachs and Guggenheim Securities in their financial analyses with respect to a potential transaction.” Goldman Sachs and Guggenheim were authorized by the board to use only the base case forecast in their financial analyses, and not the upside forecast Source: SEC filings.

HOW THE PROCESS FOR RBA’S PROXY PROJECTIONS WAS DEEPLY FLAWED – DETAIL (CONTINUED) 128 Excerpt From The Proxy Implication “The following table presents a summary of the RBA upside forecasts, which were made available to IAA in October 2022. A version of the RBA upside forecasts were provided to IAA in August 2022 (referenced as the “August RBA forecasts” in the section entitled “—Background of the Mergers”) and subsequently updated by RBA management to reflect RBA’s improved outlook for 2022” The “Upside Case” forecast was the original forecast in August 2022, and was upwardly revised in October 2022 to reflect how well the business was doing On October 25, 2022, representatives of Goldman Sachs and Guggenheim Securities held a meeting with representatives of J.P. Morgan and reiterated the points Ms. Fandozzi had made in support of RBA’s proposed change in the merger consideration mix. Representatives of Goldman Sachs and Guggenheim Securities further stated that RBA would be providing an updated five-year management forecast (the “October RBA forecasts”) updating the August RBA forecasts to reflect RBA’s improved 2022 outlook and increased capital expenditures that RBA now expected to make in 2023. Representatives of Goldman Sachs and Guggenheim Securities further stated that RBA also would be providing more conservative five-year management forecasts (the “RBA base case”), which were being used for discussions with RBA’s financing sources and by Goldman Sachs and Guggenheim Securities in their financial analyses with respect to a potential transaction. The “Upside Case” was the original base case and was used throughout nearly the entirety of the IAA deal discussions, up until Oct 25th, two weeks before the deal announcement at which new financial projections were created The RBA Board and management appear to have introduced a last-minute, more conservative “base case” with no resemblance to previous public guidance in an apparent attempt to secure a fairness opinion that supported doing the deal Source: SEC filings. Mgmt. and Board sells their own business short two weeks prior to deal announcement The key economic terms of the deal were principally agreed to before the new forecasts were created on Oct 25th “On October 24, 2022, Ms. Fandozzi held a meeting with Mr. Larson…Ms. Fandozzi reaffirmed the headline value of $46.88 per IAA share from the October 3 proposal”

RBA FORECAST VS. REALITY – CAPEX (I/III)

NEAR-TERM CAPITAL EXPENDITURES WERE INCREASED TO DRIVE DOWN THE STANDALONE RBA VALUATION

- There was **clearly an effort taken across the forecast to reduce the value of RBA standalone and therefore justify the issuance of 72%[(1)] more shares**. This not only occurred for the forecasted EBITDA, but also the capital expenditures, especially in the early forecast years as that has the most outsized impact on valuation

- RBA's capital expenditures are comprised of three parts; capital expenditures (largely land acquisition and equipment purchases), intangible assets (software development), and dispositions (the sale of land or old equipment)

- In the past, the Company has replaced sold land with the purchase of new land, and hence **dispositions and capital expenditures go hand in hand**

	Actuals						Proxy Base Case Projections					
	2017	**2018**	**2019**	**2020**	**2021**	**YTD 2022**	**Q4 2022**	**2022**	**2023**	**2024**	**2025**	**2026**
Capital Expenditures	($11)	($17)	($14)	($14)	($10)	($26)						
Acquired Intangible Assets	($29)	($26)	($27)	($29)	($34)	($28)						
Gross Capital Expenditures	**($39)**	**($43)**	**($41)**	**($43)**	**($43)**	**($55)**	**($48)**	**($103)**	**($166)**	**($76)**	**($58)**	**($58)**
% Sales	*4.1%*	*3.7%*	*3.1%*	*3.1%*	*3.1%*	*4.2%*						
Dispositions	$5	$11	$6	$16	$2	$165	$0	$0	$0	$0	$0	$0
Net Capital Expenditures	**($34)**	**($32)**	**($35)**	**($27)**	**($42)**	**$111**	**($214)**	**($103)**	**($166)**	**($76)**	**($58)**	**($58)**
% Sales	*3.5%*	*2.8%*	*2.7%*	*1.9%*	*2.9%*	*(8.6%)*	*54.5%*	*6.1%*	*9.6%*	*4.1%*	*2.9%*	*2.7%*

(1) Includes Starboard Preferred on an as-converted basis.
Source: SEC Filings and Company Presentations.

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RBA FORECAST VS. REALITY – CAPEX (II/III) • Ignoring the cash inflow, but capturing a larger cash outflow is not how the business has historically operated, but it does serve to depress the standalone valuation and help justify the IAA Merger • The Company’s forecast for Q4 2022 implies a greater level of capital expenditure in the quarter than the Company has done in a full year from 2017 – 2021 on both a gross and net basis • If we consider what the Company would have to spend in Q4 2022 on a net basis to meet their projection, it is greater than their cumulative net capital expenditures from 2017 – 2021 130 Actual Proxy Forecast Q4 21 Q4 22 Delta Capital Expenditures ($3) Acquired Intangible Assets ($8) Gross Capital Expenditures ($11) ($48) 345% % Sales 3.0% 12.4% 934 Bps Dispositions $0 $0 Net Capital Expenditures ($11) ($214) 1,897% % Sales 3.0% 54.5% 5153 Bps Source: SEC filings.

RBA FORECAST VS. REALITY – CAPEX (III/III) • Looking at the expected annual spend, the proxy forecasts have >2X the amount of spend on a gross basis and ~10X the amount of spend on a net basis going forward • RBA materially step-up their capital expenditure forecast in October 2022, just as the banks were working on justifying the deals in their fairness opinions • If capex were indeed going to be at such elevated levels going forward, as investors, one would expect to see a return on that additional capital in the form of higher growth and more profits. No such benefit exists in the Company’s forecasts. The RBA forecasts include material additional costs, with no related profits 131 17 - 22 YTD Actual Q4 22 - 26 Forecast Average Annual Gross Capex ($46) ($96) Average Annual Net Capex ($10) ($135) Source: SEC filings.

PROBLEMATIC SPECIAL “TRANSFORMATION” AWARDS PUSH BET-THE-COMPANY M&A, WHILE POISON PILL LIMITS ACCOUNTABILITY 132 It was extremely risky for the RBA Board to incentivize RBA’s new management team, with a CEO who has never done public company M&A and a brand-new CFO who never held a public company CFO role before to “go for broke” through transformative M&A The Special Transformation Incentive Award In asking the management team to “shoot the lights out,” the Board has left RBA shareholders in the dark • In 2021, when RBA stock was trading around $60, the RBA Board granted the management team a “special transformation incentive award” to “further motivate and accelerate the execution of the strategic transformation.” • The two awards cliff-vest in three years and are comprised of two grants: • Options with exercise prices equal to $80, $90, and $100 • PSUs tied to TSR performance • And, in the midst of pushing for “transformative change” the Board also asked shareholders to retain a poison pill, which has been in place since 2007, for the next three years – restricting shareholders’ ability to hold the Board and management accountable Shareholders Showed their Skepticism: 83% Support for SOP in 2022 Problematic Structure and Recipients • Full Vesting of incentive aware required RBA to double in market cap in 3 years • These awards strong incentivized large-scale M&A, but the brand new management team was led by a CEO who had no public company M&A experience and a CFO who has no prior public company experience

133 APPENDIX • Executive Summary • I: Ritchie Brothers Has Incredible Standalone Prospects • II: IAA Is A Second Tier Business Facing Significant Challenges • III: Combination Will Destroy Billions In RBA Shareholder Value • IV: Board Recommendation Based On Manipulated Forecast • V: RBA Board Responded To Opposition By Punishing Shareholders

RBA BOARD OWNERSHIP

THE BOARD COLLECTIVELY OWNS ~0.2% OF RBA SHARES AND DSU'S, THE VAST MAJORITY OF WHICH WAS NOT PURCHASED

- The average tenure of the board is **6 years**
- One would expect that a board of this tenure, with individuals financially capable of purchasing stock out of their own pocket, would become meaningful owners of RBA over time
- The board cumulatively owns **0.2% of RBA shares**
- Investors cannot expect an "ownership culture" a Company when its **leaders have no skin in the game**
- With no economics at stake, the Board has **no incentive to be a check on RBA management's** deal fever

Name	Position	Tenure	Shares	% Ownership	DSUs / PSUs	% Ownership Incl. DSUs / PSUs
Board						
Erik Olsson	Chairman of The Board	10 Years	2,157	0.0%	23,723	0.0%
Ann Fandozzi	Chief Executive Officer	3 Years	12,936	0.0%	160,002	0.2%
Adam DeWitt	Audit Committee	3 Years	100	0.0%	2,704	0.0%
Robert Elton	Chair of Audit Committee	11 Years	2,678	0.0%	25,070	0.0%
Lisa Hook	Chair of Compensation Committee	2 Years	19	0.0%	-	0.0%
Sarah Raiss	Chair of Nominating Committee	7 Years	870	0.0%	12,931	0.0%
Mahesh Shah	Audit Committee	1 Years	6	0.0%	-	0.0%
Carol Stephenson	Compensation Committee	1 Years	6	0.0%	-	0.0%
Chris Zimmerman	Nominating and Corp. Gov. Committee	15 Years	2,876	0.0%	26,157	0.0%
Total		**6 Years**	**21,648**	**0.0%**	**250,587**	**0.2%**

Note: "Shares" Column based on most recent SEC filings information. "DSUs" based on Company proxy filed March 15th, 2022.
Source: SEC Filings.

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IF MEASURED ACCURATELY, RBA STOCK HAD A 1-DAY NEGATIVE REACTION TO STARBOARD'S INVOLVEMENT

RBA has historically outperformed the SPY by 4% when beating consensus EBITDA estimates…

Earnings Date	Quarter	RBA EBITDA Beat (Miss)	RBA Price Performance vs. SPY
August 5, 2022	Q2 22	7%	(7%)
May 10, 2022	Q1 22	57%	12%
May 18, 2022	Q4 21	(10%)	2%
November 5, 2021	Q3 21	20%	8%
August 6, 2021	Q2 21	(4%)	(2%)
May 11, 2021	Q1 21	2%	(2%)
February 19, 2021	Q4 20	(1%)	(7%)
November 6, 2020	Q3 20	35%	10%
August 7, 2020	Q2 20	32%	14%
May 8, 2020	Q1 20	10%	(1%)
February 28, 2020	Q4 19	8%	(1%)
November 8, 2019	Q3 19	(1%)	(1%)
August 9, 2019	Q2 19	7%	6%
May 10, 2019	Q1 19	(11%)	(4%)
March 1, 2019	Q4 18	(4%)	(2%)
November 9, 2018	Q3 18	(6%)	7%
August 10, 2018	Q2 18	9%	9%
May 11, 2018	Q1 18	1%	(3%)
February 27, 2018	Q4 17	8%	(0%)
November 10, 2017	Q3 17	(29%)	(10%)
August 8, 2017	Q2 17	51%	9%
May 5, 2017	Q1 17	(24%)	(4%)
Average Beat		**19%**	**4%**
Average Miss		(10%)	(2%)

…Implying that the actual stock price response to Starboard's involvement was **-3%**

Jan 20th Close Price	60.17
SPY Performance	1.2%
RBA Earnings Performance	4.0%
Predicted RBA Stock Move	**5.2%**
Predicted Jan 23rd Close Price	63.32
Actual Jan 23rd Close Price	61.49
Starboard Investment Effect	**(3%)**

RBA pre-announces on Jan 23rd that it expects to release strong Q4 results

Source: Bloomberg.

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THE STARBOARD SENIOR PREFERRED IS DESIGNED TO COST RBA INVESTORS MORE AT THE WORST TIME 136 • RBA cannot call (i.e., repay) the Starboard senior preferred coupon for the first nine years. The only exception is that RBA has a brief window to call this paper at par plus accrued after four years if Starboard elects to increase the baseline interest rate from 5.5% to 7.5%. If RBA’s business is performing remotely well, this is a highly unlikely event, meaning investors are realistically stuck for nine years • More troubling, and highlighting the asymmetry of the unappealing situation which RBA’s board has shockingly agreed to, is that the only scenario where Starboard will realistically exercise its right to increase the baseline interest rate from 5.5% to 7.5%, is if RBA is in a financially challenged or compromised position and lacking immediate refinancing alternatives for any reason. • As a member of the RBA board, regardless of any information restrictions, Starboard would realistically be privy to the Company’s financial outlook and potential financing alternatives (and their cost) at such time • As the Starboard Senior Preferred is held between multiple entities including managed accounts and SPVs, it would possess a fiduciary obligation to its limited partners to maximize the interest rate if this was deemed likely achievable i.e., that the Company wasn’t positioned to call the preferreds in response • In summary, should Starboard successfully increase the interest rate by 200bps in 2027, RBA would be stuck with this even higher yielding paper for another five years, having been implemented at precisely the wrong time The Starboard paper is structured such that it can increase its interest rate at the worst possible time for RBA investors. Among other features, this carefully negotiated dynamic by Starboard creates yet another conflict with common shareholders and reflects another entirely off-market and expensive element of the financing the RBA board has saddled investors with, in exchange for Starboard’s endorsement of the IAA Merger. (1) As described separately, the conversion price of the Starboard Senior Preferred will be reduced by the $1.08/share special dividend adjustment, and thus is assumed to be $71.92 for illustrative purposes (the actual adjustment is based on the ex-dividend date trading level of RBA stock. Source: SEC Filings.

137